UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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First Business Financial Services, Inc.
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NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

FIRST BUSINESS FINANCIAL SERVICES, INC.
401 Charmany Drive
Madison, WI 53719

March 6, 2023

Dear Fellow Shareholder:

You are cordially invited to attend the 2023 Annual Meeting of Shareholders ("Annual Meeting") of First Business Financial Services, Inc. (the "Company") on Friday, April 28, 2023 at 10:00 a.m. CDT. To provide expanded access, improved communication, and cost savings for our shareholders and the Company, we are holding the Annual Meeting via a virtual meeting format. We believe that hosting a virtual meeting will enable greater shareholder attendance and participation from any geographic location. There is no physical location for the meeting, but you will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting by visiting www.meetnow.global/MWCFNK4 and entering your control number.

We enter 2023 on the tailwinds of a highly productive and profitable 2022, with the momentum to weather the considerable uncertainty outside our doors. The volatile economic environment that dominated news headlines in 2022 included macro factors far outside our control: rising inflation, rapidly rising interest rates, and a tight labor market. The Company focused on what could be controlled – executing on our strategic plan to deliver strong growth in loans, deposits and revenue throughout the year, ultimately driving record profitability. With our well-defined plan, an excellent process and talented team to ensure execution, the Company is positioned for continued success.

The Board of Directors of the Company recommends that you vote your shares "FOR" the nominees listed in proposal one, and "FOR" proposals two, three, and four.

Your continued support is appreciated and we hope you will attend the Annual Meeting. Whether or not you attend, it is very important that your shares are represented at the meeting. Accordingly, please vote your shares by following the instructions on the Notice of Annual Meeting of Shareholders. Your vote is important. Please join us and the Board of Directors in supporting these proposals.

Sincerely,

Jerry Kilcoyne	Corey Chambas
Board Chair	Chief Executive Officer

FIRST BUSINESS FINANCIAL SERVICES, INC.

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

Date and Time	Place
Friday, April 28, 2023	Virtual Meeting
10:00 a.m. CDT	www.meetnow.global/MWCFNK4

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") will be held at 10:00 a.m., Central Daylight Saving Time ("CDT") on Friday, April 28, 2023. There is no physical location for this meeting, but shareholders may participate in the virtual meeting by logging in using the information included above. Additional instructions on how to attend the Annual Meeting follow this notice. Shareholders as of the record date can participate online, vote shares electronically, and submit questions prior to and during the meeting.

Matters to be Voted on:
1.To elect the four Class I director nominees named in the proxy statement, each to hold office until the 2026 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
2.To act upon a proposal to approve an amendment to the First Business Financial Services, Inc. 2019 Equity Incentive Plan.
3.To approve in a non-binding shareholder advisory vote the compensation of the named executive officers.
4.To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
5.To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Record Date:
If you were a shareholder at the close of business on February 23, 2023, you are eligible to vote at the 2023 Annual Meeting.

Your vote is important, no matter how large or small your holdings may be.

To assure your representation at the meeting, please vote by following the instructions on the Notice of Internet Availability of Proxy Materials.

You may vote your shares by following the instructions included within this proxy statement and on the Notice of Internet Availability of Proxy Materials, including by voting online during the Annual Meeting. You may revoke your proxy and vote your shares online or by using any of the voting options in accordance with the instructions provided. Please review the Notice of Internet Availability of Proxy Materials and follow the directions carefully in exercising your vote.
By Order of the Board of Directors
Lynn Ann Arians
Director of Corporate Governance & Corporate Secretary
March 6, 2023

Important Information About Voting and Annual Meeting Participation

Voting Your Shares
REGISTERED Shareholders:
If you are a registered holder, meaning that you hold your shares directly through our transfer agent, Computershare (not through a bank, broker, or other nominee), you may vote before the meeting by submitting your proxy:

Online
Going to www.envisionreports.com/FBIZ and following the online instructions. You will need your voter control number located on the Notice of Internet Availability or proxy card, as applicable, that you received to, submit your proxy.

By Phone
Calling the phone number located on the top of your proxy card and following the voice prompts. You will need your voter control number located on the Notice of Internet Availability or proxy card, as applicable, to submit your proxy.

Mail (if you received your proxy materials by mail)
Marking your vote on your proxy card, signing your name exactly as it appears on your proxy card, dating your proxy card, and returning it in the envelope provided.

BENEFICIAL Shareholders:
If you are a Beneficial Shareholder, meaning that you hold shares through an intermediary, such as a bank or broker (commonly referred to as holding shares in "street name"), you should have received these proxy materials from your bank or broker by mail or email with information on how to submit your voting instructions.

ANNUAL MEETING REGISTRATION AND PARTICIPATION

Registering to Attend the Annual Meeting
REGISTERED Shareholders (if your shares are held directly through our transfer agent, Computershare): As a registered shareholder, you do not need to pre-register to attend the Annual Meeting virtually on the Internet. To attend the Annual Meeting, please visit www.meetnow.global/MWCFNK4 or follow the instructions on the Notice or Proxy Card that you received.

BENEFICIAL Shareholders (if your shares are held through an intermediary, such as a bank or broker): Beneficial Shareholders have two options to register online to attend, ask questions and vote:

Option 1: An industry solution has been agreed upon to allow Beneficial Shareholders to register online at the Annual Meeting to attend, ask questions and vote. We expect that the vast majority of Beneficial Shareholders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to Beneficial Shareholders only, and there is no guarantee this option will be available for every type of Beneficial Shareholder voting control number. The inability to provide this option to any or all Beneficial Shareholders shall in no way impact the validity of the Annual Meeting. Beneficial Shareholders may choose to register in advance of the Annual Meeting via Option 2 described below, if they prefer to use the traditional, paper-based option. Beneficial Shareholders can access and participate in the meeting by visiting www.meetnow.global/MWCFNK4 for more information on the available options and registration instructions.

Option 2: Pre-meeting registration must be received no later than 4:00 p.m. CDT on Monday, April 24, 2023. If you hold shares through an intermediary, such as a bank or broker, and want to attend the Annual Meeting online with the ability to ask questions and/or vote, you have two options to submit proof of your proxy power ("Legal Proxy") from your broker or bank reflecting your First Business Financial Services, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as "Legal

Proxy" and be received no later than 4:00 p.m. CDT on Monday, April 24, 2023. Requests for registration should be directed to Computershare at the following:

By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to: legalproxy@computershare.com
By mail (must be received no later than Monday, April 24, 2023): Computershare First Business Financial Services, Inc. Legal Proxy P.O. Box 43001 Providence, RI 02940-3001

You will receive a confirmation of your registration by email after Computershare receives your registration materials. You can access and participate in the meeting by visiting www.meetnow.global/MWCFNK4 using the information you receive from Computershare.

Attending the Annual Meeting
To participate in the Annual Meeting, you will need your voter control number that is printed in the shaded bar located on your Notice of Annual Meeting of Shareholders or on your proxy card. Beneficial Shareholders and Registered Shareholders will be able to attend the Annual Meeting online by visiting www.meetnow.global/MWCFNK4, vote their shares, and submit questions during the Annual Meeting.

The online meeting will begin promptly at 10:00 a.m. CDT on Friday, April 28, 2023.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. If you need further assistance with the virtual meeting platform on the day of the Annual Meeting, you may call 1-888-724-2416 (local) or 1-781-575-2748 (international).

Submitting Questions Prior to and During the Annual Meeting
REGISTERED Shareholders (if your shares are held directly through our transfer agent, Computershare): Beginning on March 6, 2023, Registered Shareholders may submit questions by going to the virtual meeting site at www.meetnow.global/MWCFNK4, and entering your voter control number. Once logged in, click on the "Q&A" icon at the top of the screen to type in your question, then click the "send" button on the right to submit.

BENEFICIAL Shareholders (if your shares are held through an intermediary, such as a bank or broker): Beginning at 12:01 a.m. CDT on Friday, April 28, 2023, Beneficial Shareholders may submit questions by going to the virtual meeting site at www.meetnow.global/MWCFNK4, and entering your voter control number. Once logged in, click on the "Q&A" icon at the top of the screen to type in your question, then click the "send" button on the right to submit.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions should be directly related to the business of First Business Financial Services, Inc. and the matters properly brought before the meeting. Unrelated questions will not be answered. Any questions pertinent to the meeting matters that cannot be answered during the meeting due to time constraints will be answered and posted online at https://ir.firstbusiness.bank/news-presentations/investor-presentations-reports/default.aspx. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.

FIRST BUSINESS FINANCIAL SERVICES, INC.
401 Charmany Drive
Madison, Wisconsin 53719

PROXY STATEMENT
For
ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 28, 2023

SOLICITATION OF PROXY, REVOCABILITY AND VOTING OF PROXIES

This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of First Business Financial Services, Inc. (the "Company", "we", "our", "us") beginning on or about March 6, 2023 in connection with a solicitation of proxies by the Board for use at the Annual Meeting of Shareholders to be held on Friday, April 28, 2023, at 10:00 a.m., CDT, via a virtual online meeting format, and all adjournments or postponements thereof (the "Annual Meeting") for the purposes set forth in the Notice of Annual Meeting of Shareholders. In accordance with rules and regulations of the Securities and Exchange Commission (the "SEC"), we furnish proxy materials, which include this proxy statement, the Notice of Annual Meeting and our Annual Report on Form 10-K for fiscal year ended December 31, 2022, to our shareholders by making such materials available on the Internet unless otherwise instructed by the shareholder. The Notice of Internet Availability of Proxy Materials (the "Notice") that we mail to shareholders is not a proxy card and cannot be used to vote your shares. To vote your shares, you should follow the instructions included on the Notice. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice, which is first being mailed to shareholders on or about March 6, 2023.

Voting your shares in advance of the Annual Meeting will not affect your right to attend and cast your vote online during the Annual Meeting. However, when you vote pursuant to the proxy card or one of the methods set forth in the Notice, you appoint the proxy holder as your representative at the Annual Meeting. The proxy holder will vote your shares as you instruct, thereby ensuring that your shares will be voted whether or not you attend the Annual Meeting. Attendance at the Annual Meeting by a shareholder who has appointed a proxy does not in itself revoke a proxy. Any shareholder appointing a proxy may revoke that appointment at any time before it is exercised by: (i) giving notice thereof to the Company in writing or during the Annual Meeting; (ii) signing another proxy, if you voted by mailing in a proxy card, with a later date and returning it to the Company; (iii) timely submitting another proxy via the telephone or Internet, if that is the method you used to submit your original proxy; or (iv) voting online during the Annual Meeting. Even if you plan to attend the Annual Meeting online, we ask that you instruct the proxies how to vote your shares in advance of the Annual Meeting in case your plans change.

If you appointed the proxies to vote your shares and an issue comes up for a vote at the Annual Meeting that is not identified in the proxy materials, the proxy holder will vote your shares, pursuant to your proxy, in accordance with their judgment.

If you sign and return a proxy card or vote over the Internet or by telephone without giving specific voting instructions, the shares represented by your proxy will be voted "FOR" the four persons nominated for election as directors referred to in this proxy statement, "FOR" the approval of the proposed amendment to the 2019 Equity Incentive Plan, "FOR" the approval of the non-binding, advisory proposal on the compensation of named executive officers, which is referred to as a "say-on-pay" proposal, "FOR" the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and on such other business matters which may properly come before the Annual Meeting in accordance with the judgment of the persons named as proxies. Other than the above proposals, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

Only holders of record of the Company’s Common Stock, par value $0.01 per share (the "Common Stock"), at the close of business on February 23, 2023 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding 8,347,324 shares of Common Stock, each of which is entitled to one vote.

CORPORATE GOVERNANCE PRINCIPLES AND PRACTICES

The Company is committed to good corporate governance, which promotes the long-term interests of the shareholders and provides a strong foundation for business operations. All Company directors serve as directors of both the Company and its wholly-owned subsidiary, First Business Bank ("FBB" or the "Bank"), which eliminates redundancies, simplifies and streamlines governance processes and enhances the Board’s oversight of the Company’s strategic initiatives. The Board maintains primary responsibility for environmental, social, and governance ("ESG") and has delegated assessment and monitoring of the Company's ESG practices to the Corporate Governance and Nominating Committee.

Director Selection, Qualifications and Nominations

In making recommendations to the Company’s Board with respect to nominees to serve as directors, the Corporate Governance and Nominating Committee will examine each director nominee on a case-by-case basis, regardless of who recommended the nominee, and take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen and industry knowledge. In evaluating director nominees, the Board, with the assistance of the Corporate Governance and Nominating Committee, considers diversity of viewpoint, backgrounds, technical skills, industry knowledge and experience as well as diversity such as race, gender, age, sexual orientation, ethnicity, disability, geographic representation, and other personal characteristics as outlined in the Company's Board Diversity, Equity, and Inclusion Policy to ensure a balanced, diverse Board, with each director contributing talents, skills and experiences needed for the Board as a whole. The Corporate Governance and Nominating Committee assesses the implementation of the practices outlined in the Board Diversity, Equity and Inclusion Policy, which was adopted in 2021, on an annual basis.

The Director Resignation Policy ("DR Policy") requires that any director receiving a greater number of votes "withheld" from their election than votes "for" will tender their resignation to the Board Chair. The Board, in its discretion, may accept or reject the tendered resignation in accordance with the DR Policy, as outlined in the Corporate Governance Guidelines on the Company’s website located at https://ir.firstbusiness.bank/corporate-overview/corporate-governance/default.aspx.

The Board also believes the following minimum qualifications must be met by a director nominee to be recommended by the Corporate Governance and Nominating Committee:

•Strong personal and professional ethics, integrity and values.
•The ability to exercise sound business judgment.
•Accomplished in their respective field as an active or former executive officer of a public or private organization, with broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest.
•Relevant expertise and experience and the ability to offer advice and guidance based on that expertise and experience.
•Independence from any particular constituency, the ability to represent all shareholders of the Company and a commitment to enhancing long-term shareholder value.
•Sufficient time available to devote to activities of the Board and to enhance their knowledge of the Company’s business.

Using a defined director succession planning process as a component of Board succession planning, the Corporate Governance and Nominating Committee works with the Board to evaluate:

•Board composition and assess whether directors should be added in view of director departures,
•the number of directors needed to fulfill the Board’s responsibilities under the Company’s Corporate Governance Guidelines and committee charters, and
•the skills and capabilities that are relevant to the Board’s work and the Company’s strategy.

In making recommendations to the Board, the Corporate Governance and Nominating Committee considers the mix of different tenures of directors, taking into account the benefits of directors with longer tenures including greater Board stability, continuity of organizational knowledge and the critical importance of expertise and understanding of the commercial banking industry as well as the benefits of directors with shorter tenures who help to foster new ideas and examination of the status quo. As part of its on-going responsibility to identify prospective directors to provide an appropriate balance of knowledge, experience, background and capability on the Board, the Corporate Governance and Nominating Committee periodically evaluates director candidates to recommend for the Board’s consideration and possible appointment to the Board.

The following tables summarize key qualifications, skills and attributes relevant to the decision to nominate candidates to serve on the Board and possessed by current directors. A mark indicates this particular qualification, skill or attribute was identified as one of the director’s top five strongest qualifications, skills or attributes, but the absence of a mark does not mean the director does not possess that qualification, skill or attribute. Detailed director biographies are included on pages 7 through 12 of this proxy statement.

	Benson	Bugher	Chambas	Chavarria	Harris	Kauten	Kilcoyne	Lorenz	Olszewski	Sanders
Director Skills, Attributes, and Qualifications
Governance or Other Public Company Board Service	●	●								●
Financial Services Industry		●	●		●		●		●	●
Financial Reporting, Accounting and Financial Controls / Audit Committee			●		●	●	●	●		●
Human Resources /Compensation Committee	●	●	●	●
Enterprise Risk Management			●	●		●			●	●
Strategic Planning	●	●	●	●	●	●	●	●	●	●
Legal / Regulatory				●	●
Mergers and Acquisitions				●	●	●	●	●	●
Entrepreneurial	●	●				●	●	●	●
Technology / Information Security	●							●
Board Tenure
Years	4	17	20	5	11	4	11	4	4	6

Board Diversity Matrix (As of January 6, 2023)
Total Number of Directors: 10
Part I: Gender Identity
Directors	Female	Male	Non-Binary	Did Not Disclose
	3	7	0	0
Part II: Demographic Background
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	7	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose	0	0	0	0

The Corporate Governance and Nominating Committee will consider persons recommended by shareholders to become nominees for election as directors. Recommendations for consideration by the Corporate Governance and Nominating Committee should be sent to the Corporate Secretary of the Company in writing together with appropriate biographical information concerning each proposed nominee. The Company’s Amended and Restated By-Laws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give notice of an intent to make such a nomination to the Corporate Secretary of the Company not less than 60 days or more than 90 days prior to the date of the previous year’s annual meeting (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Under the Amended and Restated By-Laws, if the Company does not receive notice of an intent to make such a nomination on or after January 29, 2024 and on or prior to February 28, 2024, then the notice will be considered untimely and the Company will not be required to present such nomination at the 2024 annual meeting.

Director Evaluation Process, Development and Education

The Board recognizes that a constructive evaluation process is an essential component of governance best practices and annually conducts a robust peer and self-evaluation in conjunction with its annual Board and committee evaluation process. The Corporate Governance and Nominating Committee oversees the evaluation process and reviews the format of the evaluation to ensure that actionable feedback is solicited related to the operation of the Board, its committees and director performance. In addition to evaluating the Board and committees, the peer and self-evaluation process serves as a mechanism to measure clear performance standards, both objective and subjective, and the Board Chair meets annually with each director to review their evaluation results. The chart below outlines the evaluation process.

The Board is committed to continuing director education and development and solicits director feedback on education topics. As in prior years, this feedback was utilized to develop educational opportunities in 2022 including internally developed presentations as well as programs presented by third parties on topics such as: human capital management; diversity, equity, and inclusion ("DEI"); cryptocurrency and digital assets, and emerging issues in the financial services sector. The Company provides financial support for director education and at each quarterly meeting the Corporate Governance and Nominating Committee reviews the Director Education Report. All directors are in compliance with the Board’s director education guidelines.

ITEM 1 – ELECTION OF DIRECTORS

The Company’s Amended and Restated By-Laws provide that the directors shall be divided into three classes, with staggered terms of three years each. At the Annual Meeting, the shareholders will elect four directors to hold office until the 2026 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the four persons named as nominees by the Board herein. The Board has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. In the event that any nominee should be unable or unwilling to serve, the shares represented by proxies received will be voted for another nominee selected by the Board. Each director will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of the directors. As previously discussed, any nominee for election as a director who receives a greater number of votes "withheld" from their election than votes "for" their election will tender their resignation to the Board in accordance with the Company's DR Policy as outlined in the Corporate Governance Guidelines on the Company’s website located at https://ir.firstbusiness.bank/corporate-overview/corporate-governance/default.aspx. Votes will be tabulated by an inspector of elections appointed by the Board.

The following sets forth certain information about the Board’s nominees for election at the Annual Meeting and each director of the Company whose term will continue after the Annual Meeting.

Nominees for Election at the Annual Meeting

Terms expiring at the 2026 Annual Meeting

Carla C. Chavarria, age 57, has served as a director of the Company since June 2017 and is a member of the Compensation Committee and the Corporate Governance and Nominating Committee. Ms. Chavarria joined the FBB Board in November 2018. Ms. Chavarria is Senior Vice President of Human Resources and Chief Human Resources Officer and a member of the executive committee for AMC Entertainment Inc., a publicly traded company. In this role she is responsible for the strategic development and implementation of total rewards, associate engagement, diversity, equity and inclusion, community relations, employment practices, human resource systems, talent acquisition and training and development.

The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Ms. Chavarria is qualified to serve on the Board, as well as the Compensation Committee and Corporate Governance and Nominating Committee, include the items referenced on the Director Skills, Attributes and Qualifications Matrix as well as her background as an executive in human resources, recruitment, and strategic development of human resources systems and services for over 20 years and her executive-level experience in enterprise risk management and strategic planning.

Ralph R. Kauten, age 71, has served as a director of the Company since December 2018 and is a member of the Audit Committee and Operational Risk Committee. He has served on the FBB Board since July 2004 and served as FBB Board Chair from June 2018 until November 2018. Mr. Kauten is the owner of Air-Lec Industries and co-owner of Mirus Bio, both private companies. Mr. Kauten served as an executive for a number of Wisconsin biotechnology companies, including Promega Corporation, PanVera Corporation, Quintessence Biosciences, Inc. and Lucigen Corporation. His prior positions include being a Faculty Member at the University of Wisconsin-Whitewater, Plant Controller of the Ortega taco plant for Heublein, Inc., and Senior Auditor for Grant Thornton, CPAs. Mr. Kauten also serves on the boards of other private organizations.

The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Kauten is qualified to serve on the Board, as well as the Audit Committee and Operational Risk Committee, include the items referenced on the Director Skills, Attributes and Qualifications Matrix and his financial services industry expertise as an FBB director, being a co-founder and serving as the CEO and chairman of the board for numerous companies in the biotechnology industry, his role in shaping the purpose, vision and strategy of those companies, and his experience in mergers and acquisitions.

Gerald L. (Jerry) Kilcoyne, age 63, has served as a director of the Company since November 2011 and Board Chair since October 2018. Mr. Kilcoyne joined the FBB Board and was elected FBB Board Chair in November 2018. He previously served as a director of FBB from August 2005 until July 2018 and served as FBB Board Chair from May 2010 until June 2018. He served as a director of First Business Equipment Finance, LLC, now known as First Business Specialty Finance, LLC, a wholly-owned subsidiary of FBB, from January 2006 until August 2017 and as a director of Alterra Bank from May 2016 until June 2017 at which time Alterra Bank was consolidated into FBB. He served as a director of First Business Capital Corp., now known as First Business Specialty Finance, LLC, from January 2006 to December 2013. Mr. Kilcoyne has been Managing Partner of Pinnacle Enterprises, LLC, a private investment holding company since February 1997.

The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Kilcoyne is qualified to serve on the Board include the items referenced on the Director Skills, Attributes and Qualifications Matrix as well as his financial services industry expertise as an FBB director, CEO-level experience in strategic planning and financial management, and over 25 years involvement in mergers and acquisitions.

Daniel P. Olszewski, age 58, has served as a director of the Company since December 2018, is the Operational Risk Committee Chair, and a member of the Corporate Governance and Nominating Committee. He has served as a director of FBB since August 2010. He served as a director of First Business Capital Corp., now known as First Business Specialty Finance, LLC, a wholly-owned subsidiary of FBB, from January 2011 to November 2018. Mr. Olszewski is the Director of the Weinert Center for Entrepreneurship, a campus-wide Entrepreneurship Program, at the UW-Madison School of Business. He previously served as the COO, CEO and chair of the board of PNA Holdings, LLC/Parts Now!, and was CEO of Katun Corporation. He began his career with strategic management consulting firm, McKinsey & Company. Mr. Olszewski also serves on the board of a private organization.

The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Olszewski is qualified to serve on the Board, as well as the Operational Risk Committee and the Corporate Governance and Nominating Committee, include the items referenced on the Director Skills, Attributes and Qualifications Matrix as well as his financial services industry expertise as an FBB director, background as an executive with responsibility for strategic development in international agribusiness and biotechnology industries as well as his CEO-level experience in acquisition and strategic planning and growth.

THE BOARD RECOMMENDS EACH OF THE FOREGOING NOMINEES FOR ELECTION AS DIRECTOR AND URGES EACH SHAREHOLDER TO VOTE "FOR" EACH OF THE NOMINEES.

Directors Continuing in Office
Terms expiring at the 2024 Annual Meeting

Laurie S. Benson, age 68, has served as a director of the Company since December 2018, is the Corporate Governance and Nominating Committee Chair, and a member of the Compensation Committee. She has served as a director on the FBB Board since July 2009 and was a member of the FBB Northeast Wisconsin Advisory Board from August 2012 to November 2021. Ms. Benson has served as the Executive Director of Nurses on Boards Coalition since 2016. Ms. Benson is the CEO of LSB Unlimited, which provides consulting services to businesses on complex issues and opportunities. Ms. Benson co-founded and served as CEO of Inacom Information Services from its inception in 1984 until its sale to CORE BTS in 2009. Ms. Benson also serves on the boards of other private organizations.

The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Ms. Benson is qualified to serve on the Board, as well as the Corporate Governance and Nominating Committee and Compensation Committee, include the items referenced on the Director Skills, Attributes and Qualifications Matrix and her financial services industry expertise as an FBB director, CEO-level experience in strategy development and implementation, governance experience through service on boards and other board committees, human resources, and a strong background in the technology solutions sector.

Mark D. Bugher, age 74, has served as a director of the Company since July 2005, is the Compensation Committee Chair and a member of the Corporate Governance and Nominating Committee. Mr. Bugher joined the FBB Board in November 2018. Mr. Bugher served as the Director of University Research Park in Madison, Wisconsin from 1999 until his retirement in November 2013. Prior to this role, Mr. Bugher served as Secretary of the State of Wisconsin Department of Revenue and Secretary of the State of Wisconsin Department of Administration. Mr. Bugher serves on the board of directors of MGE Energy, Inc., a publicly traded utility company, and its affiliate, Madison Gas and Electric Company and is the lead director and chair of the corporate governance and executive committees of MGE Energy, Inc. He currently serves on the audit committee and compensation committee and previously served as chair of the compensation committee of MGE Energy, Inc. Mr. Bugher also serves on the board of a private organization.

The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Bugher is qualified to serve on the Board, as well as the Compensation Committee and Corporate Governance and Nominating Committee, include the items referenced on the Director Skills, Attributes and Qualifications Matrix as well as his executive-level experience in strategy development and implementation, governance experience through service on boards including another public company board and other board committees, economic development expertise, and a strong background in the commercial real estate, government and health care sectors.

Corey A. Chambas, age 60, has served as a director of the Company since July 2002 and as Chief Executive Officer ("CEO") of the Company since December 2006. He served as President of the Company from February 2005 to January 2023. He served as Chief Operating Officer of the Company from February 2005 to September 2006 and as Executive Vice President of the Company from July 2002 to February 2005. Mr. Chambas joined the FBB Board in November 2018. He previously served as a director of FBB from February 1999 through September 2006 and June 2009 through November 2011. He served as CEO of FBB from July 1999 to September 2006 and as President of FBB from July 1999 to February 2005.

The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Chambas is qualified to serve on the Board include the items referenced on the Director Skills, Attributes and Qualifications Matrix as well as the depth and breadth of his experience as CEO of the Company and his over 35 years of financial services industry experience with specific focus in the commercial banking sector, his CEO-level experience in core management disciplines including strategy development and implementation, human resources, financial management and his governance experience through service on the boards of other privately held companies and non-profit organizations.

John J. Harris, age 70, has served as a director of the Company since January 2012 and is a member of the Audit Committee and Operational Risk Committee. Mr. Harris joined the FBB Board in November 2018. Mr. Harris served as a professional in the investment banking industry for most of his career, most recently as Managing Director of the Investment Banking Financial Institutions Group of Stifel Nicolaus Weisel. Mr. Harris retired from this position in 2010. Prior to this role, Mr. Harris was Managing Director of the Investment Banking Financial Institutions Group of Piper Jaffray & Co. from 2005 to 2007 and a Principal in the Investment Banking Financial Institutions Group of William Blair & Co., LLC from 2000 to 2005.

The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Harris is qualified to serve on the Board, as well as the Audit Committee and Operational Risk Committee, include the items referenced on the Director Skills, Attributes and Qualifications Matrix and over 25 years of experience providing financial advisory services to senior management, boards and special committees of publicly traded and privately held companies, extensive experience in the financial services sector and with mergers and acquisitions, and significant work advising clients on capital formation and execution of public and private capital raises.

Terms expiring at the 2025 Annual Meeting

W. Kent Lorenz, age 60, has served as a director of the Company since June 2018 and serves on the Audit Committee and Operational Risk Committee. He has served as a director of FBB since August 2017. He previously served on the FBB-Milwaukee Board from January 2010 until the Bank charter consolidation in June 2017 at which time he became a member of the FBB Southeast Wisconsin Advisory Board from June 2017 to December 2021. Mr. Lorenz is the retired Chairman and CEO of Acieta LLC, a provider of advanced industrial robotic automation systems to North American manufacturers and their global affiliates. He is the Owner and Managing Director of Lakeside Consulting, LLC, a manufacturing and industrial automation consulting firm. Mr. Lorenz also serves on the boards of other private and non-profit organizations.

The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Mr. Lorenz is qualified to serve on the Board, as well as the Audit Committee and Operational Risk Committee, include the items referenced on the Director Skills, Attributes and Qualifications Matrix and his financial services industry expertise as an FBB director, his CEO-level experience in core management disciplines, strategy development and implementation, enterprise risk management, financial management, mergers and acquisitions, and his governance experience through service on other boards.

Carol P. Sanders, age 56, has served as a director of the Company since September 2016, is the Audit Committee Chair, and a member of the Compensation Committee. Ms. Sanders joined the FBB Board in November 2018. Ms. Sanders has been the President of Carol P. Sanders Consulting LLC, a consulting firm providing executive-level consulting services to the insurance and technology industries, since July 2015. Ms. Sanders has over 25 years of experience in the insurance industry, including serving as the Executive Vice President, Chief Financial Officer and Treasurer of Sentry Insurance from July 2013 to June 2015 and as Executive Vice President and Chief Operating Officer of Jewelers Mutual Insurance Company from November 2012 to June 2013 where she previously served in other executive capacities from

September 2004 to November 2012. Ms. Sanders has served on the board of directors of Alliant Energy Corporation ("Alliant"), a publicly traded Wisconsin-based public utility holding company, and its two utility subsidiaries since December 2005. She currently serves as Alliant's lead independent director and chair of the nominating and governance committee and previously served as a member and chair of Alliant’s audit committee and compensation and personnel committee. Ms. Sanders has served on the board of directors of RenaissanceRe Holdings Ltd., a publicly traded global provider of reinsurance and insurance, since 2016 and is a member of that company’s audit committee. Ms. Sanders also serves on the boards of other private organizations.

The particular and specific experience, qualifications, attributes or skills that led the Board to conclude Ms. Sanders is qualified to serve on the Board, as well as the Audit Committee and Compensation Committee, include the items referenced on the Director Skills, Attributes and Qualifications Matrix and over 25 years of experience as an executive in the insurance industry, her board and committee service with other public companies and her executive-level background in finance, operations, strategic planning, enterprise risk management and human resources.

Director Disclosures

None of the above-named directors or director nominees held a directorship at any public company or any company registered as an investment company under the Investment Company Act during the past five years, except for (i) Mr. Bugher, who serves on the board of directors, as lead independent director, and chair of the corporate governance committee and executive committee and as a member of the audit and compensation committees of MGE Energy, Inc., (ii) Ms. Sanders, who serves on the board of directors, as lead independent director, and chair of the nominating and governance committee of Alliant, and is on the board of directors and a member of the audit committee of RenaissanceRe Holdings Ltd., and (iii) Mr. Chambas, who, until February 26, 2018, served on the board of directors of Three Lakes Securities, LLC, which was a registered investment advisor. None of the directors, executive officers or nominees is related to one another and there are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of the Company’s directors or executive officers have been selected for their respective positions. None of the above-named directors or director nominees was a party to any SEC enforcement actions or any legal proceedings that are material to an evaluation of their ability or integrity in the past ten years.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act) requires the Company’s directors, executive officers and holders of 10% or more of the outstanding Common Stock to file reports concerning their ownership of Company equity securities with the SEC. Based solely upon a review of such reports, other than one late Form 4 filing related to the purchase of shares by Carla C. Chavarria, Company Director, the Company believes that during the fiscal year ended December 31, 2022, all of its directors and executive officers complied with the Section 16(a) filing requirements.

Independent Directors and Meeting Attendance

Of the ten directors currently serving on the Board, the Board has determined that all except for Mr. Chambas, the Company’s CEO, are "independent directors" for purposes of applicable Nasdaq rules.

Directors are expected to attend the Company’s annual meeting of shareholders each year. All ten directors attended the Company’s 2022 annual meeting.

The Board held seven meetings in 2022. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board during 2022 while they were a director and (ii) the total number of meetings held by all committees of the Board on which such director served during 2022 while they were a member of such committees.

Board Leadership Structure

The roles of Board Chair and CEO are held separately. Mr. Kilcoyne serves as Board Chair and Mr. Chambas serves as CEO. The Board believes that at this time, separation of these roles is in the best interests of the Company and its shareholders because separation:

•allows for additional talents, perspectives and skills on the Board;
•preserves the distinction between the CEO’s leadership of management and the Board Chair’s leadership of the Board;
•promotes a balance of power and an avoidance of conflict of interest;
•provides an effective channel for the Board to express its views on management; and
•allows the CEO to focus on leading the Company and the Board Chair to focus on leading the Board, monitoring corporate governance and shareholder issues.

Committees

The Board conducts its business through meetings of the Board and the following standing Board committees: Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee and Operational Risk Committee. Each of these committees has the responsibilities set forth in a formal written charter approved by the Board. The Board has also adopted guidelines on significant corporate governance matters that, together with the Company’s Code of Business Conduct and Ethics and other policies, create the Board’s corporate governance standards. Copies of the charters, the Corporate Governance Guidelines, and the Code of Business Conduct and Ethics are available on the Company’s website located at https://ir.firstbusiness.bank/corporate-overview/corporate-governance/default.aspx. The Company intends to disclose amendments to, or waivers of, the Code of Business Conduct and Ethics, if any, to the website above. The following table reflects the current membership of each Board committee:

Name(1)	Audit	Compensation	Corporate Governance and Nominating	Operational Risk
Laurie S. Benson		●	● Chair
Mark D. Bugher		● Chair	●
Carla C. Chavarria		●	●
John J. Harris	●			●
Ralph R. Kauten	●			●
W. Kent Lorenz	●			●
Daniel P. Olszewski			●	● Chair
Carol P. Sanders(2)	● Chair	●
Number of Meetings in 2022	5	4	4	4

(1)	Mr. Chambas and Mr. Kilcoyne are not members of a standing committee.
(2)	Ms. Sanders qualifies as an "audit committee financial expert."

Audit Committee

The Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities by overseeing the Company’s accounting and financial reporting processes and the audits of the financial statements of the Company. The Audit Committee evaluates, monitors and advises the Board on all matters relating to maintaining the right "tone at the top" which serves the best interest of the Company, its employees and shareholders. The Audit Committee presently consists of Carol P. Sanders (Chair), John J. Harris, Ralph R. Kauten, and W. Kent Lorenz, each of whom meets the requirements set forth in Nasdaq Listing Rule 5605(c)(2)(A) and the independence standards set forth in Rule 10A-3(b)(1) promulgated by the SEC under the Exchange Act. The Board has thus determined that each of the Audit Committee’s current members is qualified to serve in such capacity. The Board has determined that Carol P. Sanders qualifies as an "audit committee financial expert" for purposes of applicable SEC regulations, and has the financial sophistication required by applicable Nasdaq rules because she has the requisite attributes through, among other things, her education and experience as a certified public accountant (inactive) and financial executive in the insurance industry, and her service on the audit committee of other public companies.

Compensation Committee

The Compensation Committee's primary functions are to review and recommend to the Board the compensation structure for the Company’s directors and executive officers, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation, and administer the Company’s long-term incentive plan and employee stock purchase plan. Mark D. Bugher (Chair), Laurie S. Benson, Carla C. Chavarria, and Carol P. Sanders are the current members of the Compensation Committee, each of whom is considered to be "independent" and meets the requirements set forth in applicable Nasdaq rules and the independence standards set forth in Rule 10C-1(b)(1) promulgated by the SEC under the Exchange Act. The Board has determined that none of the aforementioned directors has a relationship to the Company which is material to their ability to be independent from management in connection with the duties of a Compensation Committee member and has further determined that each of the Compensation Committee’s current members is qualified to serve in such capacity.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s primary functions are to recommend persons to be selected by the Board as nominees for election as directors; recommend persons to be elected to fill any vacancies on the Board; lead the Board in its annual review of Board performance; Board and committee structure and director independence; develop and recommend to the Board corporate governance principles, policies and procedures and oversee execution of the Company’s succession planning program and advise the Board on the effectiveness of the program. While the Board continues to maintain primary responsibility for ESG, it has delegated assessment and monitoring of the Company's ESG and Board DEI practices to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee presently consists of Laurie S. Benson (Chair), Mark D. Bugher, Carla C. Chavarria, and Daniel P. Olszewski. The Board has determined that each of the Corporate Governance and Nominating Committee members is considered to be "independent" according to applicable Nasdaq rules and has further determined that each current member is qualified to serve in such capacity.

Operational Risk Committee

The Operational Risk Committee's primary function is to assess and manage certain of the Company's risks. While the Board continues to maintain primary responsibility and oversight for Enterprise Risk Management ("ERM"), the Operational Risk Committee oversees execution of the Company’s ERM Program and evaluates the Company’s strategic risk based on an assessment of the Company’s strategies in the context of the Company’s overall risk tolerance, related opportunities and capacity to manage the resulting risk. The Board has additionally delegated assessment and management of credit, compliance, operational, information security/cybersecurity, investment, liquidity and market, and reputation risks to the Operational Risk Committee. The Operational Risk Committee presently consists of Daniel P. Olszewski (Chair), John J. Harris, Ralph R. Kauten, and W. Kent Lorenz.

Board Role in Risk Oversight

Oversight of Risk
•The Board has an active and ongoing role in the management of the risks of the Company. It is responsible for general oversight of enterprise-wide risk management;

•The Board, acting as a whole and through its committees, is responsible for oversight of the Company's ESG framework. To ensure alignment with the Company's ESG principles, responsibility for Board delegated ESG risks and opportunities are defined in the committee charters.

•The Operational Risk Committee was established in 2018 to evaluate and monitor the Company’s strategic risk and its key operational risks, including overseeing management's execution of the ERM Program and periodically evaluating the Board’s risk management structure and processes to ensure appropriate Board-level risk reporting;

•In 2022, the Company hired a Chief Risk Officer, a newly created executive officer position. The Chief Risk Officer, along with Company management, is responsible for assessing and managing risk through robust internal processes and effective internal controls and for providing appropriate reporting to the Board and its committees.

The Company believes that establishing the right "tone at the top" and providing for full and open communication between management and the Board is essential for effective risk management and oversight. The Board, acting as a whole and through its committees, is responsible for oversight of the Company’s enterprise-wide risk management including, but not limited to, strategic, financial, credit, liquidity, compensation, information security including cybersecurity, regulatory, reputation, and operational risks. Given the critical link between strategy and risk, the Board is also responsible for developing strategies based on an assessment of the Company’s overall risk tolerance, the related opportunities and the capacity to manage the resulting risk. As part of its ongoing planning, the Board discusses with executive management the strategies, key challenges, risks and opportunities facing the Company.

Under the ERM Program, a Risk Dashboard has been developed, the Company’s most significant risks along with related metrics/key risk indicators ("KRI") have been identified, and risk tolerance thresholds established. ERM is a standing agenda item for each of the Board’s regular quarterly meetings. At these meetings the Board reviews the Risk Dashboard, the status of each KRI relative to the designated tolerance threshold and the related remediation plans. The Board has delegated oversight of each of the key risks to either the Audit, Compensation, Corporate Governance and Nominating or Operational Risk Committee in accordance with the committee charters. These charters are reviewed annually to reflect the changing risk environment. Each committee monitors the assigned specific key risks, ensures that appropriate risk mitigation plans are in place, identifies emerging risks, reports back to the Board with recommendations and updates and apprises the Board of any areas of concern. The following table summarizes each committee’s role in the risk oversight function.

Committee	Risk Oversight Focus
Audit Committee
•Monitors the integrity of the financial statements, effectiveness of internal control over financial reporting, compliance with applicable legal and regulatory requirements, and the performance of the Company’s independent registered public accounting firm and the third-party, outsourced internal auditor.
•Evaluates, monitors and advises the Board on all matters relating to maintaining the right "tone at the top."

Compensation Committee
•Oversees the Company’s executive compensation program, evaluates risks presented by all compensation programs and confirms that the programs do not encourage risk-taking to a degree that is likely to have a materially adverse impact on the Company, do not encourage the management team to take unnecessary and excessive risks that threaten the value of the Company, and do not encourage the manipulation of reported earnings of the Company. Evaluates risks and opportunities related to human capital management.

Corporate Governance and Nominating Committee
•Monitors key risks including risks relating to corporate governance structure, director independence, succession, and ESG.
•Evaluates and make recommendations related to Board DEI practices as outlined in the Board Diversity, Equity and Inclusion Policy.

Operational Risk Committee
•Assures the ERM Program is operating effectively.
•Monitors the strategic risk based on an assessment of the Company’s strategies in the context of the Company’s overall risk tolerance, related opportunities and capacity to manage the resulting risk.
•Evaluates, monitors and assesses key risks via quarterly updates from senior management related to credit risk; information security/cybersecurity risk; regulatory and compliance risk; operational risk; investment, liquidity and market risk, and reputation risk.

Management is responsible for the day-to-day management of the Company’s key risks and operates through a Senior Management Risk Committee which monitors key risks, develops and executes mitigation or remediation plans as appropriate, identifies emerging risks, evaluates the effectiveness of the Company’s risk management processes and reports such to the Board or its committees on a regular basis.

CEO and Executive Officer Succession Planning

Succession planning and leadership development are top priorities for the Board and management.  Because of the significance of the CEO’s leadership, the Board retains primary responsibility for oversight of CEO succession planning as well as overall executive leadership development and succession planning practices and strategies. The Board has delegated certain responsibility for the ongoing development and monitoring of CEO and executive officer succession planning to the Corporate Governance and Nominating Committee, and at least annually, that committee reviews the policies and principles of selecting a successor to the CEO. The Board participates in the annual review of the CEO succession plan, which includes an assessment of potential CEO candidates, contingency plans in the event of a sudden termination (including death or disability), development plans that are being utilized to strengthen the skills and qualifications of candidates and the Company CEO’s recommendations for contingency and longer term succession planning for the CEO.  The Corporate Governance and Nominating Committee in accordance with its charter also reviews succession plans for the other executive officers.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of February 23, 2023 by: (i) each director and director nominee; (ii) each of the executive officers named in the Summary Compensation Table on page 43 (the "Named Executive Officers"); (iii) all of the directors, director nominees and executive officers (including the Named Executive Officers) as a group; and (iv) persons known to the Company to be the beneficial owner of more than five percent of the Company’s Common Stock. Except as otherwise indicated in the footnotes, each of the holders listed below has sole voting and investment power over the shares beneficially owned by such holder. The percentage of beneficial ownership shown in the following table is based on 8,347,324 shares of Common Stock outstanding as of February 23, 2023. For purposes of calculating each person’s or group’s percentage ownership, shares of Common Stock issuable pursuant to the terms of restricted stock awards vesting within 60 days after February 23, 2023 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Laurie S. Benson(1)	5,866	*
Mark D. Bugher(2)	10,973	*
Corey A. Chambas(3)	153,514	1.8%
Carla C. Chavarria(4)	4,631	*
John J. Harris(5)	11,440	*
Ralph R. Kauten(6)	30,338	*
Gerald L. Kilcoyne(7)	57,876	*
W. Kent Lorenz(8)	18,609	*
Mark J. Meloy(9)	53,358	*
Daniel P. Olszewski(10)	24,590	*
Bradley A. Quade(11)	7,394	*
Carol P. Sanders(12)	9,139	*
David R. Seiler(13)	21,294	*
Edward G. Sloane, Jr.(14)	19,012	*
All directors, nominees and executive officers as a group (19 persons)(15)	525,576	6.3%
5% Holders
BlackRock, Inc.(16)	643,571	7.7%
Dimensional Fund Advisors LP(17)	527,091	6.3%
The Banc Funds Company, L.L.C.(18)	458,694	5.5%
*Denotes less than 1%

(1)	Includes 665 restricted shares over which Ms. Benson has voting power but does not have investment power, and 4,426 shares held through a sole IRA.
(2)	Includes 665 restricted shares over which Mr. Bugher has voting power but does not have investment power, 160 shares held by a sole IRA, 6,873 shares held in a joint trust with his spouse, 500 shares held solely by his spouse and 2,000 shares held solely by his spouse through an IRA.
(3)	Includes 7,445 restricted shares over which Mr. Chambas has voting power but does not have investment power, and 16,992 shares held through a 401(k) Plan.
(4)	Includes 665 restricted shares over which Ms. Chavarria has voting power but does not have investment power, and 3,191 shares held via a sole trust.
(5)	Includes 665 restricted shares over which Mr. Harris has voting power but does not have investment power, and 10,000 shares held jointly with his spouse.
(6)	Includes 665 restricted shares over which Mr. Kauten has voting power but does not have investment power, 3,300 shares held by a sole IRA, and 12,687 shares held by a family-owned LLC.
(7)	Includes 665 restricted shares over which Mr. Kilcoyne has voting power but does not have investment power, 11,800 shares held by a sole IRA, and 44,636 shares held in a joint trust with his spouse.
(8)	Includes 665 restricted shares over which Mr. Lorenz has voting power but does not have investment power, and 2,520 shares held by a sole IRA, 6,471 shares held in a joint trust with his spouse, and 8,178 shares held solely by his spouse through an IRA.
(9)	Includes 2,129 restricted shares over which Mr. Meloy has voting power but does not have investment power, and 43,517 shares held jointly with his spouse.
(10)	Includes 665 restricted shares over which Mr. Olszewski has voting power but does not have investment power, and 22,978 shares held in a joint trust with his spouse.
(11)	Includes 2,160 restricted shares over which Mr. Quade has voting power but does not have investment power.
(12)	Includes 665 restricted shares over which Ms. Sanders has voting power but does not have investment power, and 670 shares held in a joint trust with her spouse and 7,029 shares held by a SEP IRA.
(13)	Includes 2,828 restricted shares over which Mr. Seiler has voting power but does not have investment power, and 4,000 shares held in a joint trust with his spouse.
(14)	Includes 1,366 restricted shares over which Mr. Sloane has voting power but does not have investment power, and 4,122 shares held jointly with his spouse.
(15)	Includes: 32,893 restricted shares over which the individuals have voting power but do not have investment power, 10,678 shares held by spouses of the group members, 62,884 shares held through direct joint ownership with spouses of the group members and 89,224 shares held in trusts of the group members, either directly or shared with a spouse.
(16)	Information based on Schedule 13G, filed with the SEC on February 3, 2023 by BlackRock, Inc. According to the Schedule 13G, BlackRock, Inc. had sole voting power with respect to 623,582 shares, and sole dispositive power with respect to 643,571 shares. According to the Schedule 13G, their principal business office is 55 East 52nd Street, New York, NY 10055.
(17)	Information based on Amended Schedule 13G/A, filed with the SEC on February 10, 2023 by Dimensional Fund Advisors LP. According to the Amended Schedule 13G, Dimensional Fund Advisors LP had sole voting power with respect to 515,722 shares, and sole dispositive power with respect to 527,091 shares. According to the Amended Schedule 13G, their principal business office is 6300 Bee Cave Road, Building One, Austin, TX 78746.
(18)	Information based on Amended Schedule 13G/A filed with the SEC on February 9, 2023 jointly by, Banc Fund IX L.P., Banc Fund X L.P., and TBFC Financial Technologies Fund, L.P. (collectively, the "Banc Fund Reporting Persons"). According to the Amended Schedule 13G/A, Banc Fund IX L.P. had sole voting and dispositive power with respect to 281,970 shares, Banc Fund X L.P. had sole voting and dispositive power with respect to 176,724 shares, and TBFC Financial Technologies Fund L.P.. had sole voting and dispositive power with respect to 0 shares. According to the Amended Schedule 13G/A, each of the Banc Fund Reporting Persons lists its address as 20 North Wacker Drive, Suite 3300, Chicago, IL 60606.

DIRECTOR COMPENSATION

In 2022, each non-employee director of the Company received an annual retainer of $24,000. As the Company’s Board Chair, Mr. Kilcoyne received additional cash compensation of $60,250. The Compensation Committee Chair, the Corporate Governance and Nominating Committee Chair, and the Operational Risk Committee Chair received additional annual retainers of $5,000, while the Audit Committee Chair received an additional annual retainer of $10,000. All Board and committee members, except those serving as executive officers of the Company, were paid $750 for each Company Board and committee meeting attended. Except for the annual restricted stock awards described below, director retainer and meeting attendance fees were paid in cash quarterly.

In 2022, the Compensation Committee engaged McLagan Partners, Inc., a part of the Rewards Solutions practice at Aon, plc ("McLagan"), its outside independent compensation consultant, to conduct a review of the director compensation program. The Compensation Committee used data developed by McLagan in its determination of overall director compensation best practices. As a result, the non-employee annual restricted stock award was increased from $10,000 to $22,500 in 2022. The increase in the annual restricted stock award was intended to bring the Company's average director compensation to the peer group median and to further align director and shareholder interest by providing the increased compensation in the form of the Company's Common Stock. The awards vest annually and as outlined in the Director and Named Executive Officer Stock Ownership Guidelines, directors are required to retain 100% of all vested shares while serving on the Board.

Name	Fees earned or paid in cash(1)	Stock awards(2)	Total
Laurie S. Benson	$41,750	$22,500	$64,250
Mark D. Bugher	$38,750	$22,500	$61,250
Carla C. Chavarria	$33,750	$22,500	$56,250
John J. Harris	$35,250	$22,500	$57,750
Ralph R. Kauten	$33,750	$22,500	$56,250
Gerald L. Kilcoyne	$89,500	$22,500	$112,000
W. Kent Lorenz	$36,750	$22,500	$59,250
Daniel P. Olszewski	$38,750	$22,500	$61,250
Carol P. Sanders	$43,750	$22,500	$66,250

(1)	Includes annual Board retainer, chair fees, and meeting attendance fees paid in cash.
(2)	On May 16, 2022 each non-employee director received a restricted stock award. The number of shares granted was equal to $10,000. Each director received 290 shares and the stock award amounts are the grant date value based on $34.41 which was the 20-day share price average prior to May 16, 2022. On August 16, 2022 each non-employee director received a restricted stock award. The number of shares granted was equal to $12,500. Each director received a total of 375 shares and the stock award amounts are the grant date value based on $33.20 which was the 20-day share price average prior to August 16, 2022.

THE COMPANY'S APPROACH TO ESG AND HUMAN CAPITAL MANAGEMENT

The Company’s ESG practices are integrated into our core business strategy and are an essential component of our corporate culture. In 2021, the Company defined its ESG framework, including the responsibilities of management, the Board, and the committees. While the Board maintains primary responsibility for ESG, to ensure alignment with the Company's ESG principles, responsibility for certain ESG risks and opportunities in the Company's defined ESG framework were delegated to the committees via their charters in 2022. As part of its Board-delegated responsibility for monitoring key ESG risks, the Corporate Governance and Nominating Committee reviews information related to ESG initiatives, deliverables, and areas of focus at each quarterly meeting and provides regular updates to the Board.

The Company is committed to all stakeholders including our employees, clients, shareholders and the communities we serve. We believe that all communities we serve will prosper when everyone has equal access to basic social, education, health and economic opportunities and through a commitment to environmental sustainability. The Company’s commitment is reflected in activities completed in conjunction with local businesses, the public sector, and non-profit/not-for-profit and other organizations. In 2022, the Company demonstrated this continued commitment in the following ways, among others:

Social

•Committed to the investment of approximately $30 million in Low Income Housing Tax Credits which assist with construction and renovation of low-income rental housing and are a critical way to bring affordable housing, financial stability, and economic opportunity to those who need it most.
•Named as partner and the "Official Bank" of the U.S. Mint Negro Leagues Commemorative Coins Program.
•Increased funding 10% over the previous year and provided $827,531 in sponsorships and contributions to local communities and organizations, including a sponsorship of the Negro Leagues Baseball Hall of Fame in the Company's Kansas City market and the Black Business Hub in the Company's South Central Wisconsin market.
•Provided each employee with eight hours of paid time to support volunteer efforts and give back to their communities in a meaningful way of their choosing. In 2022, our employees spent 5,333 hours volunteering which impacted 118 organizations, including non-profits/not-for-profits, educational institutions, charities, and religious organizations.
•Achieved a 95% client satisfaction rating and a Net Promoter Score ("NPS") of 77 – both are exceptional when compared to other banks and investment firms regionally and nationally. A NPS is a widely used measure of likelihood to recommend a company to others and allows for comparison of the Company's performance against other leading financial institutions.
•Achieved a 87% employee engagement rating with a 91% participation rate – well above the finance and insurance industry norm of 76% and 70%, respectively.
•In 2022, one of the Company’s CEO’s six performance goals focused on furthering ESG and DEI initiatives and were considered as part of his overall performance evaluation and in compensation decisions.
•Commitment to Board diversity – 30% of the Company's Board members are female and 10% are racially or ethnically diverse; 50% of committees are chaired by female directors.
•Increased focus on advisory board candidate diversity in all banking markets leading to total advisory board member diversity of over 40%.

•The Company added two ESG-focused investment alternatives to the 401(k) options for employees.
•The Company has provided socially responsible investment alternatives through its company retirement plan offerings to clients since the early 2000s. The Company offered our first iteration of investment alternatives that included ESG-focused objectives to clients in 2015. As the industry has continued to evolve, the Company's Private Wealth team significantly updated the ESG-focused investment strategy in 2022. The revamped strategy resulted in expanded ESG-focused investment alternatives and screening of funds through a variety of lenses to create a well-rounded portfolio, ensuring the funds actively addresses each of the following categories: fossil fuels, deforestation, gender equity, civilian firearms, prison industrial complex, military weapons, and tobacco.

Environmental

•Maintained a minimal technology eco-footprint by continued use of state-of-the art technology to minimize power consumption and recycling 2,679 pounds of Company generated e-waste in accordance with the e-Stewards Standard for Responsible Recycling.
•Recycled 2,202 pounds of employee-owned electronic waste in accordance with the e-Stewards Standard for Responsible Recycling for Earth Day 2022. Based on the success of the project, employee electronic waste recycling was added as an employee benefit.
•Updated Loan Policy and procedures to consider environmental risk in the underwriting process in support of the Company’s environmental and sustainability commitments to its communities, employees, and shareholders.
•Executed under the Investment Policy giving consideration to activities that promote climate change mitigation or adaptation, or other environmental sustainability purposes.
•Continued to invest in our communities via Community Reinvestment Act lending activities and sound loan administration to promote sustainable growth.
•Continued focus on reducing our impact on the environment through recycling and waste management programs, shredding and recycling of confidential information, and use of automatic lighting fixtures in main areas to adapt to room activity and avoid excess energy use.
•Reduced paper usage via implementation of DocuSign for selected loan transactions and vendor and client agreements.

Governance

•See pages 2 through 19 for additional information about the Company's governance practices.

Human Capital Management

The Company believes achieving strong financial results begins with its employees. In 2022, the workforce grew to 345 employees. While the majority of employees are located in the primary banking markets, the Company has employees in over 27 states. This geographic expansion allows the Company to continue to diversify the workforce and add producers and specialists as the business lines grow.

The Company’s culture is critical and is rooted in our founding beliefs and guided by our cultural competencies. The Company’s leaders and employees are expected to treat everyone with the highest respect.

The clarity of the Company’s core values creates a special and committed team atmosphere. This increases productivity, reduces turnover, attracts motivated employees, and cultivates an inclusive atmosphere. The Company’s culture creates engaged employees, who, in turn, generate satisfied clients. The Company is in a people-differentiated business and attracting and retaining the best talent possible is critical to our success. The strength of our culture and core values is demonstrated in a number of ways:

•In 2023, the Company was named to the national list of Top Workplaces USA for the second year in a row and to the regional list of Wisconsin State Journal Top Workplaces for the South Central Wisconsin area and Milwaukee Journal Sentinel for the Milwaukee/Southeast Wisconsin area. Top Workplaces awards are based solely on feedback captured through a third-party administered employee engagement survey and provide regional and national level programs plus industry and culture excellence awards. Being part of the highly regarded Top Workplaces list is a tangible indicator of how well the Company is navigating its culture in today’s world of work.
◦In 2022, as part of the Top Workplaces Survey, the Company was awarded the Top Workplaces Culture Excellence recognition across nine categories. These awards celebrate companies that excel in specific areas of workplace culture. The Company's Culture Excellence Awards include: Leadership, Innovation, Compensation & Benefits, Work-Life Flexibility, Purpose & Values, DEI Practices, Employee Appreciation, Employee Well-Being, and Professional Development.
•The Company has been successful in rehiring former employees ("boomerangs"). The special culture and character and caliber of coworkers are the boomerangs' top reasons for returning. Eighteen employees have rejoined the Company which represents approximately 5% of the workforce.
•In 2022, the Company achieved an employee engagement rating of 87% with a 92% participation rate – both are well above the finance and insurance industry norm of 76% and 70%, respectively. Employee engagement is a key business driver for organizational success. Engaged employees work harder, are more loyal and are more likely to go the extra mile for the organization and our clients.
•Employee turnover was 11.02% across the Company in 2022 – well below the employee turnover average of 20.3% in the banking industry, as reported in a survey conducted by Aon in 2022.

The Company is committed to expanding its talent pool and leadership pipeline to include more individuals from underrepresented groups and recognizes how important it is for employees to develop and progress in their careers. To support this development, the Company provides a variety of resources to help employees grow in their current roles and build new skills, including a learning management system, tuition reimbursement, commercial banking development program, and manager effectiveness programs. The Company has an interactive talent management platform which enables more effective talent management, increases engagement and accountability, and supports performance management, goal planning, career pathing and succession management.

•The Company continues to make progress with multi-year strategic succession planning goals. On January 3, 2023, the Company announced a number of executive-level promotions and appointments. In addition, we invest in all our people and have succession planning and talent development goals that go beyond the executive level. In 2022, the Company made progress with the successful recruitment of females in leadership roles in multiple banking markets.

•A Professional Development check-in was conducted with all employees to encourage goal setting that could potentially lead to a promotion, an internal transfer, or being more effective in their current role. In 2022, 100% of the workforce established performance goals and nearly 20% of the workforce progressed along their career path into new roles within the Company.

The Company recognizes the value different perspectives, experiences, and cultures bring to our organization. To deliver the client-centered solutions for which the Company is known, it is important to fully embrace and welcome the dynamic and vibrant backgrounds of our ever-growing workforce and community. Leaders and managers are committed to fostering a culture of belonging, broadening perspectives, and deepening relationships.

•Throughout 2022, the Company furthered its DEI efforts by introducing leaders and all employees to foundational DEI concepts, establishing a shared understanding of why they matter and equipping leaders and managers to demonstrate their commitment to DEI to motivate employee engagement.
◦100% of the Company's leaders completed a multi-session DEI course curated by our external DEI consultant, an inclusive leadership self-assessment, and participated in all or most of the learning sessions offered throughout the year.
◦All employees were invited to participate in the multi-session DEI course and learning sessions on a voluntary basis. Approximately 65% of employees participated in one or more learning courses throughout the year.
•A Belonging Index is measured as part of the Company’s engagement survey. The Belonging Index measures a feeling of security and support, and a sense of acceptance and inclusion as a member of the team and employee of the Company. The Company's Belonging Index was 91% in our 2022 engagement survey.

The Company continues to evaluate where and how employees work. As hybrid work has evolved, so has the Company. The Company’s leaders and managers have learned to be more flexible and enable employees to do their jobs with more autonomy and in new ways. This has also enabled the Company to expand talent pools and grow the depth and diversity of its workforce. In 2022, the Company had approximately 75% of its employees working a hybrid or remote work schedule.

The Company is committed to paying an attractive, equitable, and competitive wage based on market rates for the employees' roles, experience and how they perform. To ensure pay is competitive, the Company regularly benchmarks against other companies both within and outside our industry. The Company is additionally committed to supporting employees’ and their families’ well-being by offering a very comprehensive total rewards package. The Company’s Wellness Committee assists in prioritizing how to best support employees’ physical, emotional, and financial wellness. Given the competitive job market and the critical importance of retaining employees, annual base salaries were increased by an additional $650,000 or approximately 2% more in 2023 (and in 2022) than the Company’s historical average annual merit increase.

Conclusion

From the Company’s inception, the commitment to and investment in our employees and the communities we serve has been the foundation of the Company’s long-term success for the benefit of our shareholders. The Company’s commitment to corporate responsibility and sustainability is best expressed in the words of our Belief Statement: At First Business Bank, we believe visionary, determined entrepreneurs and investors create a thriving economy and, in turn, social and economic advancement for their employees, investors, families, and communities. Built by driven entrepreneurs, First Business Bank has the experience to create both wealth, and a wealth of good in the world. We are proud of the accomplishments and impact made in 2022.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary

Company Overview and Strategy

The Company is a registered bank holding company engaged in the commercial banking business through First Business Bank, headquartered in Madison, Wisconsin. All the Company’s operations are conducted through the Bank and subsidiaries of the Bank. The Company focuses on delivering a full line of commercial banking products and services tailored to meet the specific needs of small and medium sized businesses, business owners, executives, professionals, high net worth individuals, and other banks. First Business Bank's full-service banking locations operate in Wisconsin, Kansas, and Missouri while its niche commercial lending products and Bank Consulting services are offered nationwide. First Business Bank specializes in business banking, including commercial lending, private wealth management solutions, and bank consulting services.
The Company’s operating model is predicated on deep client relationships and financial expertise. This model is built on guiding principles including an entrepreneurial spirit and a disciplined sales process, as core differentiators balanced with a conservative credit culture and efficiency associated with centralized administrative functions. The Company’s business banking focus does not rely on an extensive branch network to attract retail clients but instead draws on its strong client relationships and broad range of deposit products and services to grow deposits at a rate commensurate with loan growth. First Business Bank's focused model allows our experienced team to provide a level of financial expertise needed to develop and maintain long-term relationships with our clients.

Long-Term Strategic Plan

In 2019, the Company developed a long-term strategic plan and began implementation of strategies and initiatives to drive its successful execution over the next five years. The Company’s objective over this five-year period is to excel by building an expert team with diverse experiences who work together to impact the client's success more than any other financial partner. To meet this objective, the Company identified four key strategies, which are linked to corporate financial objectives and cascaded throughout the organization to ensure alignment and accountability at all levels. These four strategies are:

1.The Company will identify, attract, develop and retain a diverse, high performing team to positively impact the overall performance and efficiency of the Company.
2.The Company will increase internal efficiencies, deliver a differentiated client experience and drive client experience utilizing technology where possible.
3.The Company will diversify and grow its deposit base.
4.The Company will optimize its business lines and mix for diversification and performance.

The Company has made considerable progress towards advancing each of these strategies in the four years since the strategic plan's formation. This progress was evident in the Company's three-year cumulative total shareholder return of 51% from 2020 to 2022, which exceeded the Company's proxy peer group median and the broader industry, for the same period. During this time period the cornerstone of success has been the Company's commitment to human capital management. The Company achieved the results in its other strategies: efficiency, deposits and performance, by having the best team in place to execute the plan. During 2023, which marks the final year of the existing strategic plan, management will undertake an extensive process to reassess the Company's objectives, goals, and strategies to create a new long-term strategic plan.

The exceptional results achieved in the Company's three bonus criteria used in the company-wide incentive bonus program, which include top line revenue, efficiency ratio and return on assets, are a result of the Company's successful execution of its strategic plan. Each criteria is described further in the 2022 Key Performance Measures table on the following page.

2022 Key Performance Measures
The Compensation Committee has identified the following as important financial metrics for the Company. These metrics are key indicators of the effectiveness of the Company’s execution of its long-term strategic plan and accordingly, have been selected as the performance measures for the executive compensation program.
Top Line Revenue
•Top line revenue, defined as net interest income plus non-interest income, was $127.9 million for the year ended December 31, 2022, a 13.4% increase over the prior year. This outstanding performance was driven by robust loan growth and a favorable interest rate environment.
•Period end loans, excluding Paycheck Protection Program ("PPP") loans, at December 31, 2022 grew 10.4% compared to the same period last year, consisting of a 19.6% increase in commercial and industrial loans and a 6.0% increase in commercial real estate loans. Average loan balances, excluding PPP loans, grew 13.2% compared to a year ago.
•Net interest margin expanded 38 basis points for the year ended December 31, 2022 compared to the prior year, and grew to a record 4.15% in the fourth quarter of 2022. The net interest margin benefited from an asset-sensitive balance sheet during a period of rapidly rising interest rates, and the Company's strategic focus on growing its high-yielding niche products within its commercial and industrial loan portfolio.

Efficiency Ratio
•The efficiency ratio was 62.31% for the year ended December 31, 2022 compared to 63.49% a year ago. The improvement in the efficiency ratio was primarily due to top line revenue growth of $15.1 million outpacing operating expense growth of $7.6 million. Operating expense growth was impacted primarily by an increase in compensation expense due to individual and corporate performance-based incentive compensation accruals reflecting outstanding Company performance, an increase in average full-time equivalent employees, annual merit increases, and promotions. On the revenue side of this ratio, as discussed above, the Company achieved exceptional revenue growth, driven by double-digit loan growth and net interest margin expansion.
•Efficiency is one of four key strategies comprising the long-term strategic plan. The Company expects to improve efficiency over time through sharp focus on proactive expense management and revenue growth opportunities. These efforts include increasing commercial banking market share, bringing to scale our less mature markets and niche commercial lending products and services, and becoming more efficient in our support operations through effective use of technology to improve processes and automation.

Return on Average Assets
•Return on average assets ("ROAA") was 1.46% for the year ended December 31, 2022 compared to 1.37% in the prior year. This exceptional performance reflects the Company's continued growth in top line revenue and improvement in asset quality that resulted in a loan loss provision benefit for the year. The Company is confident the significant investments made, which resulted in strong double-digit loan and top line revenue growth, have built a foundation for sustainable growth in 2023 and beyond.

Additional information on the Company’s business results, including a discussion of the key performance measures described on the previous page and reconciliation of various non-GAAP metrics such as top line revenue and efficiency ratio, can be found in the Company’s 2022 Annual Report on Form 10-K under the Management’s Discussion and Analysis of Financial Condition and Results of Operations section.

Executive Compensation Highlights

Pay-for-Performance Compensation Philosophy

The Company’s executive compensation program is designed to align with the Company’s business strategy and with creating long-term shareholder value. The executive compensation program is heavily weighted toward compensating the Company's executives based on Company performance. To that end, the Company has implemented executive compensation policies and practices that reinforce its pay-for-performance philosophy and align with commonly viewed best practices and sound governance principles. Highlights include:

Linking Pay with Performance

The executive compensation program is rigorous in linking pay and performance, while providing for the Compensation Committee’s and the Board’s use of judgment as appropriate to ensure alignment. The Long-Term Incentive Plan ("LTI Plan") provides for grants of equity ownership thereby aligning the interests of the executive officers with those of the shareholders.

In 2022, the Company issued a combination of Performance Restricted Stock Units ("PRSU") and Restricted Stock Awards ("RSA") or Restricted Stock Units ("RSU") to its executive officers. The Company believes PRSUs incentivize executive officers to drive long-term Company performance, thereby aligning the executive officers’ interests with the long-term interests of shareholders. The PRSUs are measured 50% on total shareholder return ("TSR") and 50% on return on average equity ("ROAE") and will cliff-vest after a three-year measurement period based on the Company’s performance relative to a custom peer group. The executive officers’ grants are weighted approximately 60% in PRSUs and 40% in RSAs or RSUs.

The Annual Cash Bonus Plan ("Annual Bonus Plan" or "Bonus Plan") is designed to link pay and performance and uses a variety of key performance metrics (top line revenue, ROAA, efficiency ratio) which drive shareholder value and the Company’s business strategy.

Compensation Overview

•The Company’s compensation program utilizes a compensation mix of fixed and variable pay and includes base salary, annual cash bonuses under the Bonus Plan and long-term equity awards under the LTI Plan; this mix provides a variety of time horizons to balance near-term and long-term strategic goals.
•The CEO’s employment agreement, the CEO's amended 2021 equity agreements, executive officers’ change-in-control agreements, and the executive officers' equity agreements granted beginning in 2022 all require double-triggers upon a change-in-control to receive certain severance benefits. In addition, none of these agreements include an excise tax gross-up.

•Dividend equivalents with respect to RSU grants made after January 2023 will only be paid if the underlying RSUs vest and will be paid at the time of vesting.
•The Company has a Clawback Policy that applies to all current and former executive officers. In the event that the financial results of the Company are restated as a result of material noncompliance with financial reporting requirements or as a result of improper conduct, the Company has the right to recoup certain cash and equity incentive compensation paid.
•The Company has Director and Named Executive Officer Stock Ownership Guidelines ("ownership guidelines"); the CEO and all Named Executive Officers ("NEOs") are in compliance.
•NEOs are required to retain 100% of their vested shares (which may be reduced after net-settlement for tax withholding) until they meet the applicable ownership guidelines. In addition, as of January 1, 2023, a new provision was added which requires NEOs to hold 50% or more of any vested shares (which may be reduced after net-settlement for tax withholding) issued under the Company's equity plan for 12 months after issuance or until the end of employment, whichever is earlier.
•The Company's Insider Trading Policy, located on the Company’s website at https://ir.firstbusiness.bank/corporate-overview/corporate-governance/default.aspx., includes provisions which prohibit all executive officers, Section 16 officers, and Company directors from hedging or pledging Company shares; the CEO, all executive officers, Section 16 officers, and all Company directors are in compliance.

Consideration of 2022 Say on Pay

At the Company’s 2022 Annual Meeting of Shareholders, over 91% of voting shareholders approved the non-binding advisory proposal on the compensation of the NEOs, (commonly referred to as a “say-on-pay” vote).

The Board and the Compensation Committee pay careful attention to communications received from shareholders regarding executive compensation, including the non-binding advisory vote. The Company considers the result of the advisory vote on executive compensation annually as one indicator of the overall soundness of the Board’s and Compensation Committee’s compensation decisions.
Recent Events
On January 3, 2023, the Company announced promotions among its leadership and commercial banking teams, advancing key leaders across its Midwest business banking markets. This was a result of a multi-year strategic succession management plan and title changes occurred for three of the Company's NEOs as follows: Corey A. Chambas, Chief Executive Officer; David R. Seiler, President & Chief Operating Officer; and Mark J. Meloy, Executive Vice President. All 2022 compensation decisions were made based on their former titles and responsibilities.
Executive Compensation Program Overview

This Compensation Discussion and Analysis describes elements of the Company’s Compensation Philosophy, located on the Company's website at https://ir.firstbusiness.bank/corporate-overview/corporate-governance/default.aspx, and policies for 2022 as applicable to the NEOs in the Summary Compensation Table on page 43. This section explains the structure and rationale associated with each material component of the NEOs’ compensation, and it provides important context for the more detailed disclosure tables and specific compensation amounts provided following the section. For 2022, the Compensation Committee engaged McLagan as its outsi de independent compensation consultant. The Compensation Committee’s consultant regularly attends committee meetings and attends executive sessions as requested by the Compensation Committee Chair.

In 2022, McLagan conducted several projects for the Company including:
•conducted a review of the Company's executive officer and director compensation programs including developing a peer group for purposes of the review,
•certified the results of the PRSUs corresponding to the performance period ending December 31, 2021, for the Compensation Committee's approval,
•modeled equity plan share size options and reviewed equity plan designs,
•recommended a peer group to determine relative performance for the 2022 annual PRSU grant for the Compensation Committee's consideration and approval, and
•assisted in preparing the Pay Versus Performance disclosure as adopted by the SEC.

The NEOs include the Company’s principal executive officer (i.e. CEO), principal financial officer (i.e. Chief Financial Officer) and the three other executive officers of the Company having the highest total compensation for executive officers serving in that capacity at the end of 2022. These five individuals, identified below, and throughout the proxy statement are the NEOs.

Named Executive Officers	Title
Corey A. Chambas	Chief Executive Officer of First Business Financial Services, Inc.
Edward G. Sloane, Jr.	Chief Financial Officer of First Business Financial Services, Inc.
David R. Seiler	President & Chief Operating Officer of First Business Financial Services, Inc.
Mark J. Meloy	Executive Vice President of First Business Financial Services, Inc.
Bradley A. Quade	Chief Credit Officer of First Business Financial Services, Inc.

The Compensation Committee reviews the performance of the CEO and determines and recommends to the Board for approval the salary, bonus and other compensation paid to him. The Compensation Committee relies upon the CEO’s assessment of each NEO’s individual performance, which considers the NEO’s efforts in achieving their individual goals each year, managing and developing employees and the enhancement of long-term relationships with clients, if applicable to their position.

Compensation Factors

General

The Compensation Committee’s decisions regarding each NEO are based, in part, on the Compensation Committee’s subjective judgment, and also take into account qualitative and quantitative factors, as will be set forth in the discussion below. In reviewing an NEO’s compensation, the Compensation Committee considers and evaluates all components of the NEO’s total compensation package.

Company Performance

In establishing NEO compensation, the Compensation Committee measures the Company’s performance compared to management’s and the Board’s goals and objectives, and also compares Company performance to that of the Company’s peer group of financial institutions. The Compensation Committee believes that using the Company’s performance as a factor in determining an NEO’s compensation is effective in helping to align the NEO’s interests with those of the Company’s shareholders. With that in mind, the Compensation Committee focuses on key financial performance criteria such as revenue growth goals, operating profitability goals and goals related to strategic objectives, as determined by the Board. As part of the evaluation and review of these criteria, the Compensation Committee will also take into account various subjective issues, such as the Company CEO's progress in furthering ESG and DEI initiatives, general economic conditions and its impact on performance, and how they may affect the Company’s performance.

Peer Group Companies and Analysis

The Compensation Committee reviews compensation levels and design at peer companies as part of its decision-making process so it can set total compensation levels that it believes are competitive and aligned with the Company and level of performance. The Compensation Committee generally strives to establish compensation for its executive officers that is competitive with that of our peer companies, while also taking into consideration other factors such as additional competitive market data, the scope of particular job responsibilities, individual performance of the executive officer, internal pay equity and other factors. The Compensation Committee’s determinations for executive officers are based on its review of such factors. Determinations are also informed by the experiences of the members of the Compensation Committee as well as input from, and peer group data provided by, the Compensation Committee’s independent compensation consultant, McLagan.

For purposes of peer analysis in assessing performance, the Company utilizes a peer group that includes commercial banks of similar revenue size. Given the ever-changing landscape within the banking industry, the Compensation Committee regularly reviews and recalibrates the group of banks used for this analysis as recommended by McLagan.

In 2020, the Compensation Committee engaged McLagan to evaluate the measures used to determine the Company's peer group. Given the Company's significant non-interest income business lines, McLagan recommended replacing total asset size with total revenue as a more accurate and meaningful measure of the size, scale, and complexity of the Company's operation. As a result, a peer group was compiled reflecting a reference group of high performing publicly traded bank holding companies with revenue between $65 and $190 million which at the time (June 2020) was approximately one-half to two times the Company’s size, a commercial lending concentration of at least 75%, headquarters in the continental United States (excluding some specific states and large metropolitan areas due to different market and compensation conditions), similar product offerings, listed on a national exchange and a minimum of 0.50% ROAA for the current year and prior two years. This updated reference group had median revenue of $91 million at the time of the analysis. The Compensation Committee used the 2020 peer group when making compensation decisions for 2022.

In 2022, the Compensation Committee engaged McLagan to assist with developing a peer group of publicly traded banks to be used for executive and director compensation market comparisons. The selection criteria was consistent with those used to develop the 2020 peer group. The updated reference group had median revenue of approximately $110 million at the time of the analysis. The Compensation Committee used the peer group when making compensation decisions for 2023.
The peer group used for purposes of 2022 compensation decisions is reflected below. The companies included in this peer group are as follows:

American National Bankshares Inc. (AMNB)
Bridgewater Bancshares, Inc. (BWB)
Business First Bancshares, Inc. (BFST)
CapStar Financial Holdings, Inc. (CSTR)
Equity Bancshares, Inc. (EQBK)
Evans Bancorp, Inc. (EVBN)
Farmers & Merchants Bancorp, Inc. (FMAO)
First Mid Bancshares, Inc. (FMBH)
Investar Holding Corporation (ISTR)
Level One Bancorp, Inc. (LEVL)
Macatawa Bank Corporation (MCBC)
Mercantile Bank Corporation (MBWM)
Mid Penn Bancorp, Inc. (MPB)
MidWestOne Financial Group, Inc. (MOFG)
MVB Financial Corp. (MVBF)
Nicolet Bankshares, Inc. (NCBS)
Northeast Bank (NBN)
SmartFinancial, Inc. (SMBK)
Stock Yards Bancorp, Inc. (SYBT)
Timberland Bancorp, Inc. (TSBK)
West Bancorporation, Inc. (WTBA)

Compensation Program Components

The Compensation Committee strives to provide an appropriate mix of compensation components, including finding a balance between current and long-term compensation and between cash and equity incentive compensation. Cash payments primarily are aligned with and reward more recent performance, while equity awards encourage the Company’s executives to continue to deliver results over a longer period of time and also serve as a retention tool.

Consistent with the Company's Compensation Philosophy, located on the Company's website at: https://ir.firstbusiness.bank/corporate-overview/corporate-governance/default.aspx, and guiding principles for determining overall executive compensation, the Compensation Committee does not target any particular percentile at which to align compensation. However, the Compensation Committee will use the peer group median as a reference point when making pay decisions. Although the median is used as a reference point, actual levels of pay depend on a variety of factors such as the overall professional experience and background of the NEO, the performance of the executive, the performance of the Company as compared to its key financial objectives over the prior fiscal year, as well as information provided by the compensation consultant. In 2022, McLagan conducted an executive compensation study which included a market evaluation of all compensation components.

Compensation for the NEOs was allocated between base salary, annual incentive compensation and longer-term awards as follows.

Base Salary

The Compensation Committee generally reviews the base salaries of the NEOs on an annual basis and also makes periodic adjustments in connection with promotions, market conditions or changes in position. The salaries for 2022, determined by the Compensation Committee at the end of 2021 as described in our 2022 Proxy Statement filed on March 8, 2022, are set forth in the Summary Compensation Table on page 43. For each fiscal year, the Compensation Committee considers the various factors discussed above in making these decisions.

At the end of 2022 in establishing NEO base salaries for 2023, the Compensation Committee increased base salaries as shown below:

Name	Position	2021 Base Salary	2022 Base Salary	2023 Base Salary
Corey A. Chambas	Chief Executive Officer	$510,000	$560,000	$610,000
Edward G. Sloane, Jr.	Chief Financial Officer	$286,814	$300,000	$300,000(1)
David R. Seiler	President & Chief Operating Officer	$313,448	$330,688(2)	$375,000
Mark J. Meloy	Executive Vice President	$239,155	$255,000	$276,000
Bradley A. Quade	Chief Credit Officer	$247,200	$259,560	$276,000
(1) Mr. Sloane was provided a lump-sum payment on January 15, 2023, of $4,000 in lieu of a base salary increase due to his pending retirement on March 31, 2023.
(2) Mr. Seiler received a market adjustment on September 1, 2022, and his salary was increased to $342,000 at that time.

Annual Bonus Plan

The Compensation Committee typically determines eligibility for annual bonus payments using the parameters defined in the Company’s Bonus Plan, which is a performance-based bonus plan for eligible officers and employees of the Company, including the NEOs. The plan is formulaic and has clear disclosure of the business drivers. As established, the Compensation Committee retains the right to modify the Bonus Plan or withhold payment at any time.

In 2022, the NEOs participating in the Bonus Plan earned bonuses based on the performance of the Company. The measure of the Company’s performance is based on a combination of measures including revenue growth goals, operating profitability goals and goals related to strategic objectives, as established and measured by the Compensation Committee and the Board. Each measure is equally weighted.

In January of each year, the Compensation Committee approves threshold, target and superior levels for each of the measures used in the Bonus Plan, given the expectations and strategies for each particular year.

Bonus payments under the Bonus Plan are determined by the formulas described below, although the Board reserves the right to modify downward the payouts in its sole judgment. The Bonus Plan has a safeguard of requiring that the Company must meet one-half of the return on asset threshold before any bonus payment can be made based on performance on any criteria.

The following chart outlines the Company's performance measures that were used in the NEOs’ bonus calculations. The bonus calculations for all NEOs were based 100% on the performance of the Company.

Measure	Weighting	Threshold	Target	Superior	Actual
Top Line Revenue(1)	33.33%	$113,500,000	$118,500,000	$123,500,000	$127,850,000
Efficiency Ratio(2)	33.33%	65.60%	63.60%	62.00%	62.31%
Return on Average Assets(3)	33.33%	1.05%	1.15%	1.25%	1.46%

(1)	Top Line Revenue is defined as net interest income ($98.4 million) plus non-interest income ($29.4 million).
(2)	Efficiency ratio is a non-GAAP measure representing non-interest expense excluding the effects of the SBA recourse provision, impairment of tax credit investments, losses or gains on foreclosed properties, amortization of other intangible assets and other discrete items, if any, divided by operating revenue, which is equal to net interest income plus non-interest income less realized gains or losses on securities, if any.
(3)	Return on Average Assets is defined as net income available to common shareholders divided by average assets.

The specific performance metrics established with respect to the Company’s 2022 performance include the following non-GAAP financial measures, which the Company believes are relevant measures to align employees’ performance with profitability, growth and achievement of the Company’s strategic objectives:

•Top line revenue is a key measure of growth and income diversification.
•The efficiency ratio measures operating expenses in relation to top line revenue. Certain non-operating and discrete items were excluded to remove volatility from the measure.

The bonus formula provides for bonus payments of 0% to 95% of eligible salary based on differing percentages of eligible salary for each NEO. The target annual incentive opportunities for each position did not change in 2022 except for the President & Chief Operating Officer. In 2022, the Bonus Plan provided that the Chief Executive Officer would receive 0% to 95% of his salary with a target payment of 45%, the Chief Financial Officer would receive 0% to 75% of his salary with a target payment of 35%, the President & Chief Operating Officer would receive 0% to 80% of his salary with a target payment of 40% and the Chief Credit Officer and the Executive Vice President would each receive 0% to 60% of his salary with a target payment of 30%.

After the end of fiscal 2022, the Compensation Committee determined the extent to which the performance goals were achieved and subsequently approved the award to each NEO for payment in 2023.

Named Executive Officer	Targeted Payout as % of Base Salary	Maximum Payout as % of Base Salary	Actual Payout as % of Base Salary	Bonus Payout ($)
Corey A. Chambas	45.00%	95.00%	90.30%	$505,658
Edward G. Sloane, Jr.	35.00%	75.00%	71.24%	$213,710
David R. Seiler	40.00%	80.00%	76.24%	$254,980
Mark J. Meloy	30.00%	60.00%	57.18%	$145,803
Bradley A. Quade	30.00%	60.00%	57.18%	$148,410

Long-Term Incentive Plan

The LTI Plan was established to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate employees who make or are expected to make important contributions to the Company by providing equity ownership opportunities and equity-based incentives, thereby aligning the interests of such persons with those of the shareholders. The LTI Plan is administered by the Compensation Committee of the Board and provides for the grant of equity ownership opportunities through incentive stock options and non-qualified stock options, restricted stock, restricted stock units, performance restricted stock units and any other type of award permitted by the LTI Plan.

In 2022, the Company issued a mix of PRSUs and RSAs or RSUs to its executive officers. The PRSUs are determined by TSR and ROAE and cliff-vest after a three-year measurement period based on the Company’s performance relative to a custom peer group. The PRSUs enhance the alignment between Company performance and executive officer pay and strengthen long-term shareholder alignment by linking the ultimate payout to pre-established relative goals based on a formula. The RSAs vest ratably over a three-year period and serve as a strong retention tool for the Company’s executive officers. The executive officers' grants are weighted approximately 60% in PRSUs and 40% in RSAs. The Company’s executive officers are eligible to receive dividends on all outstanding, unvested shares of restricted stock and dividend equivalents with respect to shares subject to outstanding, unvested PRSU awards at the target level of performance.

2022 PRSU Program Features
Vehicle Value of units is measured on a relative basis over the performance period; units are settled in shares at vesting.
Performance Period Awards made in 2022 have a three-year performance measurement period of 2022-2024 and will cliff vest at the end of the measurement period.
Performance Measures Relative Total Shareholder Return and Relative Return on Average Equity; each measure is weighted 50%.
Payout
Payout under the program is calculated at the end of the three-year performance period and is based on the relative performance for each measure against the custom peer group. Payout at the 25th percentile of the peer group will result in an award of 50% of the target value, payout at the 50th percentile of the peer group will result in an award of 100% of the target value, and payout at the 75th percentile or above of the peer group will result in an award of 200% of the target value. Achievement of each performance measure is determined by straight-line interpolation for actual performance falling between threshold and target or target and maximum levels. If achievement with respect to a particular performance measure does not reach threshold level, then no portion of the award will vest with respect to such performance goal.

Peer Group Performance
A peer group is established for each grant to measure relative performance. The peer groups consist of publicly traded banks, headquartered in the US, with assets between $1.5 billion and $5.0 billion. For the 2022 grant, the peer group is comprised of approximately 122 banks and the peer group will remain static for each grant throughout the measurement period.

Shares certified as earned by the Compensation Committee at the end of the performance period will be distributed in the calendar year following the end of the performance period.

The targeted amount of the long-term incentive awarded for each of the NEOs is determined utilizing market data for similar positions within the industry as well as relative roles and responsibilities within the Company. The targeted value of the grant is determined as a percentage of their base salary and ranges from 30% to 50%. The following chart summarizes the equity awards made to each of the NEOs in 2022.

Name	Position	Target % of Base Salary	PRSU # Granted at Target	PRSU Grant Date Fair Value	RSA # Granted	RSA Grant Date Fair Value
Corey A. Chambas	Chief Executive Officer	50.00%	5,120	$221,517	3,410	$114,576
Edward G. Sloane, Jr.	Chief Financial Officer	35.00%	2,055	$88,919	1,145	$38,472
David R. Seiler	President & Chief Operating Officer	35.00%	2,265	$98,005	1,260	$42,336
Mark J. Meloy	Executive Vice President	30.00%	1,360	$58,840	970	$32,592
Bradley A. Quade	Chief Credit Officer	30.00%	1,385	$59,932	990	$33,264

These equity awards are also listed in the Grant of Plan Based Awards on page 51 and the Outstanding Equity Awards at Fiscal Year End table on page 51.

In 2022, the Compensation Committee approved retiree equity vesting benefits for Mr. Sloane who will be retiring from the Company on March 31, 2023. Mr. Sloane's unvested shares for grants that were made at least one year prior to the effective date of his retirement will continue to vest on the same schedule and under the same terms as outlined in each original award agreement. His RSA awards were swapped for RSU awards at the time the Compensation Committee approved the equity vesting benefit for Mr. Sloane.

2019-2021 LTI Performance Results

For the PRSU grant made in 2019 with a three-year performance period ending December 31, 2021, the Compensation Committee determined that the performance goals were achieved at the following levels against relative performance of a custom peer group consisting of over 100 U.S.-based publicly listed banks with $1 billion to $4 billion in total assets. Shares were certified and approved on April 18, 2022. Final LTI performance approved by the Compensation Committee is displayed below.

		Percentile
LTI Measure	Weight	Threshold	Target	Superior	Performance Results
Relative TSR	50%	25th	50th	75th	80th
Relative ROAE	50%	25th	50th	75th	75th
Performance Payout					200% of Target

Shares Earned under the PRSU for the 2019-2021 Performance Period

Due to the Company's superior performance on both TSR and ROAE relative to the custom peer group, the NEOs earned 200% of the targeted amount and the number of shares earned under the PRSU awards below were delivered to the NEOs on April 18, 2022.

Named Executive Officer	Position	Shares Earned for the 2019-2021 Performance Period
Corey A. Chambas	Chief Executive Officer	13,340
Edward G. Sloane, Jr.	Chief Financial Officer	5,800
David R. Seiler	President & Chief Operating Officer	6,250
Mark J. Meloy	Executive Vice President	3,860
Bradley A. Quade(1)	Chief Credit Officer	—

(1) Mr. Quade was not employed by the Company at the time the 2019 PRSU grant was made.

The PRSUs that the Company granted to its executive officers in 2020 for the performance measurement period of 2020-2022 will be paid out in April 2023. As of the date of this proxy statement, the number of shares earned under that award is unknown due to the unavailability of final Relative ROAE information. The Company intends to file a Current Report on Form 8-K disclosing the number of shares earned by the NEOs under the 2020 PRSU award once the information becomes available.

All Other Compensation and Perquisites. While the Compensation Committee reviews and monitors the level of other compensation offered to the NEOs, it typically does not adjust the level of benefits offered on an annual basis. The Compensation Committee does consider the benefits and perquisites offered to the NEOs in its evaluation of the total compensation received by each. It is the Company’s belief that perquisites for NEOs should be very limited in scope and value and reflective of similar perquisites from competitive employers both in the industry and the region. Due to this philosophy, the Company has generally provided nominal benefits to NEOs that are not available to other employees and plans to continue this approach in the future. The benefits offered in 2022 to the NEOs will continue for 2023. The perquisites received by the NEOs in 2022 are reported in the Summary Compensation Table on page 43.

Director and Named Executive Officer Stock Ownership Guidelines

The Board has established Director and NEO Stock Ownership Guidelines as another means by which to align their decisions with creating shareholder value. The guidelines are based on a multiple of base salary for the CEO and NEOs and a multiple of the annual cash and equity retainer for the directors as follows:

Position	Baseline	Minimum Ownership as a multiple of the Baseline
Director	Annual Cash and Equity Retainer	3x
CEO	Base Salary	3x
NEOs	Base Salary	1x

NEOs and directors are allowed five years from the later of the adoption of the guidelines or their appointment to accumulate the minimum number of shares to satisfy these guidelines. Once an NEO meets the applicable ownership guidelines, they must hold 50% or more of any vested shares (which may be reduced after net-settlement for tax withholding) issued under the Company's equity plan for 12 months after issuance or until the end of employment, whichever is earlier. All NEOs and directors who are subject to these guidelines are currently in compliance. Additional details on the ownership guidelines are available in the Company’s Corporate Governance Guidelines posted on its website located at https://ir.firstbusiness.bank/corporate-overview/corporate-governance/default.aspx.

Clawback Policy

The Company’s Clawback Policy applies to all current and former executive officers. In the event of a material restatement of the Company’s financial results, other than a restatement due to changes in accounting principles or applicable law or interpretations thereof, the Board will review the facts and circumstances that led to the requirement for the restatement and will take such actions, including clawback, as it deems necessary or appropriate. The Board will consider whether any executive officer received cash and/or equity incentive compensation based on the original financial statements because it appeared they achieved financial performance targets which in fact were not achieved based on the restatement. The Board will also consider the accountability of any executive officer whose acts or omissions were responsible in whole or in part for the events that led to the restatement and whether such acts or omissions constituted improper conduct.

No-Hedging and No-Pledging Provisions

The Company's Insider Trading Policy includes provisions that prohibit executive officers, Section 16 officers and directors from hedging Company stock, from holding Company stock in a margin account and from pledging Company stock as collateral for a loan. All Section 16 officers, including all executive officers, and directors are currently in compliance with these provisions.

Assessment of Compensation Risk

As a publicly traded financial institution, the Company must comply with several often overlapping layers of regulations when considering and implementing compensation-related decisions. These regulations do not set specific parameters within which compensation decisions must be made, but do require the Company and the Compensation Committee to be mindful of the risks that often go hand-in-hand with compensation programs designed to incentivize the achievement of better than average performance.

The Compensation Committee believes that a sensible approach to balancing risk-taking and rewarding reasonable, but not necessarily easily attainable, goals has always been a component of its overall assessment of the compensation plans, programs and arrangements it has established for the NEOs.

In addition to our cultural competencies, the Company engages in the following practices to ensure its executive compensation program is aligned with shareholders’ interests and protects the Company against excessive risk taking:

•Variable compensation based on a variety of performance goals,
•Board discretion to lower incentive award amounts,
•Balanced mix of short-term and long-term incentives with emphasis on performance,
•Stock ownership guidelines,
•No-hedging and no-pledging provisions, and
•Clawback provisions.

In 2022, the Compensation Committee completed its thorough annual review of all compensation programs offered at the Company to determine whether any aspect of the plans or programs encourages excessive or unnecessary risk that would adversely affect the long-term value or performance of the Company. Based on the risk assessment process and the practices listed above, the Compensation Committee concluded that the compensation plans and programs, considered individually and as a whole, do not encourage excessive risk-taking by NEOs or other employees.

COMPENSATION COMMITTEE REPORT

Based on review and discussion with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Submitted by the members of the Compensation Committee:

Mark D. Bugher, Compensation Committee Chair
Laurie S. Benson
Carla C. Chavarria
Carol P. Sanders

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee interlocking relationships as defined by the rules adopted by the SEC and no officer, former officer or employee of the Company is a member of the Compensation Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of the NEOs for the years ended December 31, 2022, 2021, and 2020:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-equity incentive plan compensation ($)(2)	Change in pension value and nonqualified deferred compensation earnings(3)	All other compensation ($)(4)	Total ($)
Corey A. Chambas	2022	$560,000		$336,093	$505,658	$399,848	$34,030	$1,835,629
Chief Executive Officer	2021	$510,000		$311,904	$378,387	$400,697	$28,675	$1,629,663
	2020	$490,000		$276,612	$310,333	$269,817	$28,250	$1,375,012
Edward G. Sloane, Jr.	2022	$300,000		$127,391	$213,710		$26,871	$667,972
Chief Financial Officer	2021	$286,814		$123,981	$167,370		$23,693	$601,858
	2020	$281,190		$112,128	$140,595		$21,745	$555,658
David R. Seiler	2022	$334,459		$140,341	$254,980		$44,015	$773,798
President & Chief Operating Officer	2021	$313,448		$135,444	$182,912		$38,244	$670,048
	2020	$302,848		$120,627	$151,424		$26,059	$600,958
Mark J. Meloy	2022	$255,000		$91,432	$145,803		$43,519	$535,755
Executive Vice President	2021	$239,155		$87,347	$113,637		$46,329	$486,468
	2020	$234,466		$79,097	$93,786		$37,849	$445,198
Bradley A. Quade	2022	$259,560		$93,196	$148,410		$41,351	$542,917
Chief Credit Officer	2021	$247,200		$90,329	$117,460		$35,941	$490,930
	2020	$240,000		$81,124	$96,000		$18,812	$435,936

(1)	Includes the value of RSAs and PRSUs awarded for 2020, 2021 and 2022. Amounts are the grant date fair value in accordance with applicable accounting guidance (i.e. target for PRSUs awarded in 2022). If the 2022 PRSUs vest at the maximum level at the end of the performance period, the total grant date fair value for each NEO is as follows: Chambas $307,533; Sloane $123,426; Seiler $136,040; Meloy $81,688; and Quade $83,183.
(2)
The amounts reported in the "Non-equity incentive plan compensation" column were earned under the Annual Bonus Plan in the calendar year reported. The Board defined specific threshold, target, and superior award opportunities as a percentage of salary for each NEO. The specific percentages were based on the individual NEO’s position and competitive market data for similar positions. The 2022 awards were contingent primarily on performance relative to goals as described on pages 34 through 40. The performance criteria were equally weighted and reflect the Company’s strategic objectives.

(3)	These amounts reflect the aggregate change in the actuarial present value of Mr. Chambas' normal retirement benefit set forth in his employment agreement.
(4)	The amounts for 2022 set forth in the "All other compensation" column include a 3.0% 401(k) plan matching contribution, an auto use/reimbursement payment, a 5.81% discretionary 401(k) profit sharing contribution, and a club membership.

All Other Compensation:

Name	401(k) match	Auto use/ reimbursement	Profit Sharing	Country Club Membership	Total
Corey A. Chambas	$9,150	$7,160	$17,721	$0	$34,030
Edward G. Sloane, Jr.	$9,150	$0	$17,721	$0	$26,871
David R. Seiler	$9,150	$4,200	$17,721	$12,945	$44,015
Mark J. Meloy	$9,150	$4,200	$17,721	$12,449	$43,519
Bradley A. Quade	$9,150	$0	$17,721	$14,481	$41,351

CEO Pay Ratio

In August of 2015 the SEC adopted a rule requiring disclosure of the ratio of the CEO’s annual total compensation to the total annual compensation of the Median Employee.

In determining the Median Employee, a list of all full-time and part-time employees, exclusive of the Company’s CEO, Mr. Chambas, was prepared based on active employees included in the Company’s payroll system as of October 1, 2020. Salaries and wages were annualized for those employees that were not employed for the full year of 2020. Salaries and wages were ranked from lowest to highest and the salary of the Median Employee was selected from the list. The total annual compensation of the Median Employee was then calculated in the same manner as the total compensation disclosed for Mr. Chambas in the Summary Compensation Table shown on page 43.

The SEC rule for Pay Ratio permits companies to make the Median Employee determination only once every three years if there has been no change in the Company’s employee population or employee compensation arrangement that the Company reasonably believes would result in a significant change to its pay ratio disclosure.

The ratio of compensation of the CEO to the Median Employee’s compensation is as follows:

Annual total compensation of Mr. Chambas, CEO(1):	$1,835,629
Annual total compensation of the Median Employee(2):	$133,019
Ratio of CEO to Median Employee compensation:	14:1

(1)	Annual total compensation of the Company’s CEO as disclosed in the Summary Compensation Table.
(2)	Annual total compensation of the Median Employee consisted of salary, annual bonus, and Company 401(k) match and discretionary plan contribution as of December 31, 2022.

Pay Versus Performance Disclosure

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer ("PEO") and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for Corey A. Chambas¹ ($)	Compensation Actually Paid to Corey A. Chambas¹˒²˒³ ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Thousands)	Return on Average Assets⁵
					TSR ($)	Peer Group TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	1,835,629	2,407,904	630,011	864,228	151.42	97.78	40,858	1.46%
2021	1,629,663	2,424,342	562,326	883,253	118.15	124.39	35,755	1.37%
2020	1,375,012	919,724	509,438	378,943	72.58	89.92	16,978	0.70%

1. Corey A. Chambas was our PEO for each year presented. The individuals comprising the Non-PEO named executive officers for each year presented are listed below.

2020	2021	2022
Edward G. Sloane, Jr.	Edward G. Sloane, Jr.	Edward G. Sloane, Jr.
David R. Seiler	David R. Seiler	David R. Seiler
Mark J. Meloy	Mark J. Meloy	Mark J. Meloy
Bradley A. Quade	Bradley A. Quade	Bradley A. Quade

2. The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3. Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Exclusion of Change in Pension Value column reflect the amounts attributable to the Change in Pension Value reported in the Summary Compensation Table. Amounts in the Inclusion of Pension Service Cost are based on the service cost for services rendered during the listed year.

Year	Summary Compensation Table Total for Corey A. Chambas ($)	Exclusion of Change in Pension Value for Corey A. Chambas ($)	Exclusion of Stock Awards for Corey A. Chambas ($)	Inclusion of Pension Service Cost for Corey A. Chambas ($)	Inclusion of Equity Values for Corey A. Chambas ($)	Compensation Actually Paid to Corey A. Chambas ($)
2022	1,835,629	(399,848)	(336,093)	341,316	966,900	2,407,904
2021	1,629,663	(400,697)	(311,904)	265,893	1,241,387	2,424,342
2020	1,375,012	(269,817)	(276,612)	204,375	(113,235)	919,724

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	630,011	—	(113,090)	—	347,307	864,228
2021	562,326	—	(109,275)	—	430,202	883,253
2020	509,438	—	(98,244)	—	(32,250)	378,943

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Corey A. Chambas ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Corey A. Chambas ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Corey A. Chambas ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Corey A. Chambas ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Corey A. Chambas ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Corey A. Chambas ($)	Total - Inclusion of Equity Values for Corey A. Chambas ($)
2022	480,790	350,123	—	135,987	—	—	966,900
2021	545,944	652,825	—	42,618	—	—	1,241,387
2020	192,942	(284,317)	—	(21,860)	—	—	(113,235)

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	173,325	129,057	—	44,925	—	—	347,307
2021	201,133	212,231	—	16,839	—	—	430,202
2020	70,586	(88,904)	—	(13,932)	—	—	(32,250)

4. The Peer Group TSR set forth in this table utilizes the KBW Nasdaq Bank Index ("KBW Bank Index"), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended December 31, 2022. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the KBW Bank Index, respectively. All dollar values assume reinvestment of the pre-tax value of dividends paid by companies, where applicable, included in the KBW Bank Index. Historical stock performance is not necessarily indicative of future stock performance.

5. We determined Return on Average Assets to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2022. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

The charts below display the relationship between compensation actually paid and cumulative total shareholder return, net income, and return on average assets.

Compensation Actually Paid vs. Cumulative TSR
Compensation Actually Paid ($ in 000s)
$3,200
$2,400
$1,600
$800
$0
Total Shareholder Return
$200
$150
$100
$50
$0
2020
2021
2022
PEO Compensation Actually Paid
Avg. NEO Compensation Actually Paid
FBIZ TSR
KBW Bank Index TSR

Compensation Actually Paid vs. Net Income ($ in 000s)
$3,200
$2,400
$1,600
$800
$0
$64,000
$48,000
$32,000
$16,000
$0
Compensation Actually Paid
Net Income
2020
2021
2022
PEO Compensation Actually Paid
Avg. NEO Compensation Actually Paid
Net Income

Compensation Actually Paid vs. ROAA
Compensation Actually Paid ($ in 000s)
$3,200
$2,400
$1,600
$800
$0
ROAA
1.50%
1.25%
1.00%
0.75%
0.50%
2020
2021
2022
PEO Compensation Actually Paid
Avg. NEO Compensation Actually Paid
ROAA

Tabular List of Most Important Financial [and Non-Financial] Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2022 to Company performance. The measures in this table are not ranked.

Total Shareholder Return ("TSR")
Return on Average Equity ("ROAE")
Return on Average Assets ("ROAA")
Top Line Revenue
Efficiency Ratio

Grant of Plan-Based Awards
The following table shows grants of plan-based awards made in 2022. Equity and non-equity grants are awarded as part of the annual compensation process and as part of employment offers for new hires.

Name	Grant date	Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards (PRSUs)(2)			All other stock awards: Number of shares of stock or units (RSAs)(3) (#)	Grant date fair value of stock and option awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Corey A. Chambas	2/16/2022				2,560	5,120	10,240		$221,517
	2/16/2022							3,410	$114,576
	1/27/2022	$56,000	$252,000	$532,000
Edward G. Sloane, Jr.	2/16/2022				1,028	2,055	4,110		$88,919
	2/16/2022							1,145	$38,472
	1/27/2022	$30,000	$105,000	$225,000
David R. Seiler	2/16/2022				1,133	2,265	4,530		$98,005
	2/16/2022							1260	$42,336
	1/27/2022	$33,446	$133,783	$267,567
Mark J. Meloy	2/16/2022				680	1,360	2,720		$58,840
	2/16/2022							970	$32,592
	1/27/2022	$25,500	$76,500	$153,000
Bradley A. Quade	2/16/2022				693	1,385	2,770		$59,932
	2/16/2022							990	$33,264
	1/27/2022	$25,956	$77,868	$155,736

(1)	These amounts illustrate the threshold, target, and maximum annual cash bonus awards established under the Annual Cash Bonus Plan.
(2)
The ultimate number of PRSUs that will vest will be determined by the Company’s performance over the three-year measurement period ending on December 31, 2025. See section titled "Long-Term Incentive Plan" beginning on page 38 for additional details on the awards granted to NEOs.

(3)	The RSAs vest ratably over a three-year period. See section titled "Long-Term Incentive Plan" beginning on page 38 for additional details on the awards granted to NEOs.

2019 Equity Incentive Plan. The First Business Financial Services, Inc. 2019 Equity Incentive Plan, as amended from time to time, (the "2019 Plan") is intended to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who make or are expected to make important contributions to the Company, its subsidiaries or affiliates. The Compensation Committee believes that equity awards serve to align the NEOs’ interests with shareholders. Under the 2019 Plan, the Company may issue a wide variety of forms of equity incentives, as deemed appropriate by the Compensation Committee. The Compensation Committee typically grants equity awards to each NEO on an annual basis as part of the overall performance appraisal process. The Compensation Committee grants equity awards to encourage the NEOs to stay with, and maximize the performance of, the Company over the long-term and to discourage excessive focus on short-term metrics at the expense of the long-term health of the organization.

Additional information regarding the types of awards granted under the 2019 Plan, vesting terms, and dividends is discussed in the LTI Plan and Potential Payments Upon Termination or Change in Control sections.

Annual Bonus Plan. The Annual Cash Bonus Plan provides opportunities for bonus payments based on the Company’s performance as measured by revenue growth goals, operating profitability goals and goals relating to strategic objectives as further described on page 36.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information on outstanding stock awards held by the NEOs at December 31, 2022.

Stock Awards
Name	Grant date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Corey A. Chambas	2/16/2022	3,410(2)	$124,636	10,240(5)	$374,272
	2/16/2021	3,350(3)	$122,433	15,010(6)	$548,616
	2/16/2020	1,267(4)	$46,309	11,400(7)	$416,670
Edward G. Sloane, Jr.	2/16/2022	1,145(2)	$41,850	4,110(5)	$150,221
	2/16/2021	1,180(3)	$43,129	6,330(6)	$231,362
	2/16/2020	455(4)	$16,630	4,910(7)	$179,460
David R. Seiler	2/16/2022	1,260(2)	$46,053	4,530(5)	$165,572
	2/16/2021	1,287(3)	$47,040	6,920(6)	$252,926
	2/16/2020	490(4)	$17,910	5,280(7)	$192,984
Mark J. Meloy	2/16/2022	970(2)	$354,584	2,720(5)	$99,416
	2/16/2021	982(3)	$35,892	4,100(6)	$149,855
	2/16/2020	379(4)	$13,852	3,180(7)	$116,229
Bradley A. Quade	2/16/2022	990(2)	$36,185	2,770(5)	$101,244
	2/16/2021	1,016(3)	$37,135	4,240(6)	$154,972
	2/16/2020	389(4)	$14,218	3,260(7)	$119,153

(1)	Value is based on $36.55 which was the closing price per share on December 31, 2022.
(2)	Award vests ratably over 3 years with future vesting dates of February 16, 2023, 2024 and 2025.
(3)	Award vests ratably over 3 years with future vesting dates of February 16, 2023 and 2024.
(4)	Award vests ratably over 3 years with future vesting date of February 16, 2023.
(5)	PRSUs, reported at maximum performance, are earned following the performance period ending December 31, 2024. Performance results will be certified and resulting payout of Shares will be made in the following calendar year (2025).
(6)	PRSUs, reported at maximum performance, are earned following the performance period ending December 31, 2023. Performance results will be certified and resulting payout of Shares will be made in the following calendar year (2024).
(7)	PRSUs, reported at maximum performance, are earned following the performance period ending December 31, 2022. Performance results will be certified and resulting payout of Shares will be made in the following calendar year (2023). As of the date of this Proxy Statement, the actual number of shares was unknown.

Option Exercises and Stock Vested in 2022

The following table sets forth information concerning the vesting of stock awards in 2022 by the NEOs.

Stock Awards
Name	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Corey A. Chambas	5,443(1)	$185,818
	13,340(2)	$440,220
Edward G. Sloane, Jr.	1,909(1)	$65,089
	5,800(2)	$191,400
David R. Seiler	2,041(1)	$69,530
	6,250(2)	$206,250
Mark J. Meloy	1,609(1)	$54,872
	3,860(2)	$127,380
Bradley A. Quade(3)	2,656(1)	$98,635

(1)	Includes the vesting of RSAs.
(2)	Includes the vesting of PRSUs.
(3)	Mr. Quade was not employed by the Company at the time the 2019 PRSU grant was made.

Pension Benefits

Mr. Chambas is the only NEO entitled to a defined pension benefit, which is payable pursuant to Mr. Chambas’ Second Amended and Restated Agreement. Under his agreement, Mr. Chambas is eligible to receive an “Early Retirement Benefit” (as defined in the section below titled “Corey A. Chambas Employment Agreement”) as long as he provides one year’s written notice of his early retirement, and he may become eligible to receive the “Normal Retirement Benefit” (as defined in the section below titled “Corey A. Chambas Employment Agreement”) if Mr. Chambas provides services to the Company and/or FBB until the age of 65. A description of the Early Retirement Benefit and Normal Retirement Benefit (including details of the calculation thereof) can be found in the section below titled “Corey A. Chambas Employment Agreement.”
Pension Benefit Table for 2022

Name	Plan Name	Number of years credited service (#)	Present value of accumulated benefit ($)(1)	Payments during last fiscal year ($)
Corey A. Chambas	The Second Amended and Restated Agreement	29	$4,233,323	$0

(1)
Represents the present value of the accumulated benefit as of December 31, 2022. Monthly charges are made to accrue for the post-retirement benefit obligation in a systematic and orderly way using an appropriate discount rate, such that the accrued liability balance at the participant’s retirement date will be equal to the then present value of the benefits promised under the agreement. For 2022, the Company assumed: that Mr. Chambas would begin payments for his full non-reduced retirement benefit after attaining age sixty-five (65); payment of the retirement benefit annually for ten (10) years; and a six percent (6.0%) discount rate. The projected accumulated benefit as of December 31, 2022, was calculated in accordance with the methodology set forth in the section below titled "Corey A. Chambas Employment Agreement" using data as of December 31, 2022.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The Company has entered into an employment agreement with Mr. Chambas providing for various payments and benefits in the event of a change in control and certain terminations of employment. The remainder of our NEOs have entered into change in control agreements with the Company providing for various payments and other benefits in the event of certain terminations of employment following a change in control. Additionally, all the NEOs have received equity grants pursuant to the 2019 Plan that contain vesting provisions that are triggered upon a change of control of the Company and/or certain terminations of employment. The below describes and illustrates those various arrangements and the effect of a termination of employment and/or change in control upon amounts payable under those arrangements.

Corey A. Chambas Employment Agreement

Mr. Chambas is party to an employment agreement pursuant to which he serves as the CEO of the Company. His employment agreement was last amended and restated as of February 3, 2023 ("Agreement"). Following a termination of his employment, the Agreement provides Mr. Chambas with severance or retirement benefits, as determined based on the facts and circumstances surrounding his termination, as described below.

Normal Retirement Benefit. Upon a termination of employment, other than a termination by the Company and/or FBB for cause, on or after the date Mr. Chambas attains the age of 65, the Company and/or FBB will be obligated to pay Mr. Chambas the normal retirement benefit annually for ten years. The amount of the normal retirement benefit is equal to the greater of the "Normal Retirement Benefit" (as defined below) as calculated for the year of retirement and each of the immediately preceding three years (all years, a "calculation year"). The "Normal Retirement Benefit" means the amount for each calculation year equal to 60% of the aggregate of: (i) Mr. Chambas’ then-current annual base salary for the calculation year plus, (ii) the greater of (x) his target bonus for the calculation year, (y) the average of his actual bonuses for the two years preceding the calculation year, or (z) the average of his actual bonuses for the three years preceding the calculation year. Because he is not yet 65 years old, Mr. Chambas is not yet eligible to receive the Normal Retirement Benefit.

Early Retirement Benefit. The Agreement also provides for an "Early Retirement Benefit" (as defined below) upon Mr. Chambas’ retirement prior to age 65. In order to elect the Early Retirement Benefit, Mr. Chambas must provide the Company and/or FBB with at least one year’s prior written notice of his early retirement. Following his early retirement date, the Company and/or FBB will be obligated to pay Mr. Chambas an Early Retirement Benefit annually for ten years. The amount of the Early Retirement Benefit is equal to the Normal Retirement Benefit multiplied by a fraction, the numerator of which is the number of consecutive years Mr. Chambas has been employed with the Company and/or FBB as of his early retirement and the denominator of which is 34. As of December 31, 2022, Mr. Chambas had been employed with the Company and/or FBB for 29 consecutive years.

Involuntary Termination Benefit. Because Mr. Chambas is now eligible for the Early Retirement Benefit, if his employment is terminated by the Company other than for cause before he becomes eligible for the Normal Retirement Benefit and at any time prior to a change in control or more than two years after a change in control then he will be entitled to the Early Retirement Benefit in lieu of any severance. The benefit will be paid to Mr. Chambas annually for ten years following his termination of employment.

Change in Control Benefit. Mr. Chambas is entitled to a change in control benefit if, within two years after a change in control of the Company and/or FBB, one of the following occurs:

i.The Company and/or FBB terminate Mr. Chambas’ employment without cause; or
ii.Mr. Chambas terminates his employment for "good reason" which means:
1.Mr. Chambas terminates his employment within 90 days after being required to relocate his primary office location to a new location that is more than 30 miles from his current primary office location; or
2.Mr. Chambas terminates his employment within 90 days after his position, compensation, or the budget over which he has control are materially diminished, he is required to report to anyone other than the Company’s Board or the Company and/or FBB materially breaches his Agreement.

The amount of the benefit payable to Mr. Chambas will be equal to the Early Retirement Benefit or Normal Retirement Benefit that would otherwise be due if Mr. Chambas had elected to retire as of the date of his termination. The change in control benefit is further subject to a provision that is intended to ensure that no payments to Mr. Chambas will be nondeductible to the Company and/or FBB pursuant to Section 280G of the Internal Revenue Code.

Death and Disability Benefits. The Agreement also provides for death and disability benefits. In the event Mr. Chambas dies or becomes disabled while employed by the Company and/or FBB, the Company and/or FBB will pay to Mr. Chambas or his beneficiary or estate a benefit annually for ten years. The amount of the death and disability benefit is equal to the Early Retirement Benefit or the Normal Retirement Benefit Mr. Chambas would have received, had he retired the day before his death or disability.

Restrictive Covenants. Under the Agreement, Mr. Chambas is prohibited from competing with the Company and/or FBB or any of its affiliates and from soliciting their employees for a period of two years after the termination of his employment. In determining whether payments due in connection with a change in control are parachute payments, the Company and/or FBB may assign a value to these restrictive covenants and such value could be excluded from the amounts that are deemed to be parachute payments subject to Internal Revenue Code Section 280G.

Consulting Services. The Agreement also provides that, if Mr. Chambas’ termination of employment results from anything other than his death, disability, or a termination by the Company for cause, he will provide consulting services to the Company and/or FBB. In any case where Mr. Chambas is receiving either the Early Retirement Benefit or the Normal Retirement Benefit, he will be obligated to provide consulting services for the duration of the payment period for such benefits. In all other cases, Mr. Chambas will be required to provide the consulting services for a period of two years following his termination of employment. Mr. Chambas will receive $5,000 per year for performing the consulting services.

Change in Control Agreements (All NEOs other than Mr. Chambas)

As is more fully described below, all the NEOs except for Mr. Chambas, are subject to change in control agreements with the Company which are described below. For purposes of this section only, NEOs refers to all of the NEOs except for Mr. Chambas. These change in control agreements were in effect on December 31, 2022, and provide for payments and benefits to a terminating NEO following a change in control of the Company. Benefits under the change in control agreement are triggered by a change in control of the Company and requires the Company to make payment of severance benefits to an NEO if, within 12 calendar months of a change in control of the Company, the NEO’s employment is terminated by the Company without cause or the NEO resigns due to a mandatory relocation in excess of 100 miles from the NEO's principal job location or a material reduction in the NEO's base salary, authorities, duties or responsibilities ("good reason").

If the NEO becomes entitled to severance benefits, the Company is obligated to pay to and provide them with:
i.if the NEO is employed for the entire calendar year, the amount payable under the Bonus Plan then in effect that had not been paid to the NEO prior to their termination;
ii.a severance payment equal to:
•any amount payable to the NEO under the Bonus Plan then in effect;
•a cash amount equal to two times the NEO’s annual base salary payable in four installments over the two years following termination;
•a cash amount equal to the greater of (a) the NEO’s then current target opportunity established under the Bonus Plan; or (b) their target Bonus Plan opportunity in effect prior to the change in control; and
iii.the continuation of the NEO’s health insurance coverage for 18 months from the effective date of termination.

Additionally, an NEO is prohibited from competing with the Company or any of its affiliates, and from soliciting their employees, for a period of two years after the termination of their employment.

The severance benefits are subject to potential reduction if it is determined that the payments of such benefits would be deemed to be excess parachute payments under Section 280G of the Internal Revenue Code. The amount of the severance benefits will be reduced below the threshold for an excess parachute payment if such a reduction would result in an increase in the aggregate benefits to be provided on an after-tax basis, to the executive.

RSAs

As of December 31, 2022, the NEOs (other than Mr. Sloane as described below) held unvested RSAs granted under the 2019 Plan. Upon an NEO’s termination of employment due to death or disability, they will become fully vested in their RSAs. Except as noted below for Mr. Chambas, all RSAs granted prior to 2022 will become fully vested upon either (i) a change in control if the NEO is still employed at such time or (ii) upon a change of control if the NEO’s employment terminated within the 30-day period prior to the change in control and such termination was not due to a termination for cause or the NEO’s voluntary resignation. For RSAs granted in 2022 and after (and for Mr. Chambas’ February 16, 2021, amended RSA grant), such RSAs will become fully vested upon the NEO’s termination of employment without cause within the 24-month period following a change in control. Effective as of February 3, 2023, the RSA granted to Mr. Chambas on February 16, 2021, was amended such that the vesting terms applicable to such award will be the same as RSAs granted in 2022 and after. Effective as of February 16, 2023, the RSA granted to Mr. Chambas on February 16, 2020, was fully vested.

RSAs are forfeited upon the NEO’s termination of employment for reasons other than those described above.

PRSUs

As of December 31, 2022, the NEOs held unvested PRSUs granted under the 2019 Plan. Upon an NEO’s termination of employment due to death or disability, they will become fully vested in their PRSUs assuming achievement of target performance. Except as noted below for Mr. Chambas, all PRSUs granted prior to 2022 will become fully vested assuming achievement of target performance upon either (i) a change in control if the NEO is still employed at such time or (ii) upon a change of control if the NEO’s employment terminated within the 30-day period prior to the change in control and such termination was not due to a termination for cause or the NEO’s voluntary resignation. For PRSUs granted in 2022 and after (and for Mr. Chambas’ February 16, 2021, amended PRSU grant), such PRSUs will become fully vested upon the NEO’s termination of employment without cause within the 24-month period following a change in control. Effective as of February 3, 2023, the PRSU award granted to Mr. Chambas on February 16, 2021 was amended such that the vesting terms applicable to such award will be the same as PRSUs granted in 2022 and after. Since the performance period for Mr. Chambas' 2020 PRSU award ended on December 31, 2022, such award was not amended.

PRSUs are forfeited upon the NEO’s termination of employment for reasons other than those described above.

Mr. Sloane's Retiree Benefits

In 2022, the Compensation Committee approved retiree equity vesting benefits for Mr. Sloane who will be retiring from the Company on March 31, 2023. Mr. Sloane's outstanding and unvested RSAs were swapped for RSUs and his PRSUs were amended to provide for continued vesting in the case of retirement. The RSU and PRSU awards maintain the same vesting conditions as the swapped RSA award (as described above) and prior PRSU award; provided, however, the RSU and PRSU awards provide that upon Mr. Sloane’s retirement (i.e., termination of employment after reaching age 60 and having provided advance notice of such retirement), Mr. Sloane will be entitled to continued vesting for any RSUs and PRSUs with a grant date at least one year prior to the date of retirement. The amount of any PRSUs earned will be based on actual performance and prorated based on the date of retirement. Additionally, vesting will only continue if Mr. Sloane remains retired (i.e., he does not provide services for any other entity engaged in the financial services industry or any other entity if the position and duties are similar to that of his prior to retirement).

Mr. Sloane’s RSUs and PRSUs will be forfeited upon his termination of employment for reasons or in circumstances other than those described above.

Potential Payments and Benefits

The following tables set forth information concerning potential payments and benefits under the Company’s compensation programs and benefit plans to which the NEOs, whose benefits are described above, could be entitled upon the NEO’s termination of employment or a change in control of the Company. The tables assume a change in control and termination date (to the extent applicable) of December 31, 2022, and a price per share of $36.55, the closing price of the Company’s Common Stock on December 31, 2022. The NEOs’ employment agreement, change in control agreements and the 2019 Plan may limit the amount payable in the event of a change in control of the Company to the extent any payments would constitute an "excess parachute payment" under Internal Revenue Code Section 280G, but the following tables do not show any reduction in benefits due to such a limitation. The amounts shown in the following tables also assume that in a change of control, the acquiring or surviving company would have assumed all outstanding and unvested equity awards.

Corey A. Chambas (Chief Executive Officer)(1)

	For Cause	Involuntary Termination (No Change in Control)	Involuntary Termination Or Good Reason (Following a Change in Control)(2)	Change in Control (no termination)(3)	Death	Disability	Early Retirement(4)
Early Retirement Benefit(5)	—	$4,627,972	$4,627,972	$0	$4,627,972	$4,627,972	$4,627,972
Accelerated Vesting of RSAs	—	$0	$293,387	$168,742	$293,387	$293,387	$0
Accelerated Vesting of PRSUs	—	$0	$669,779	$482,643	$669,779	$669,779	$0
Consulting Fees	—	$50,000	$50,000	$0	$0	$0	$50,000
Total	—	$4,677,972	$5,641,138	$651,385	$5,591,138	$5,591,138	$4,677,972
1.The Company is party to an amended and restated employment agreement with Mr. Chambas dated February 3, 2023.
2.A termination for "good reason" trigger following a change in control is not applicable to RSA or PRSU awards. It has been assumed that all PRSUs will vest at the target level of performance.
3.Amounts reported in this column assume the occurrence of a change in control and either (i) no termination of employment in connection with the change in control, or (ii) a termination of employment within the 30-day period prior to the change in control and such termination was not due to a termination for cause or the NEO’s voluntary resignation. It has been assumed that all PRSUs will vest at the target level of performance.
4.Mr. Chambas is not yet age 65, so this column shows the benefits received if he were to retire prior to age 65 as of December 31, 2022.
5.Mr. Chambas' Early Retirement Benefit was calculated in accordance with the terms of his Agreement entered into in 2023 using December 31, 2022 data.

    Edward G. Sloane, Jr. (Chief Financial Officer)(1)

	Voluntary Termination or For Cause	Involuntary Termination Or Good Reason (No Change in Control)	Involuntary Termination Or Good Reason (Following a Change in Control)(2)	Change in Control (no termination)(3)	Death	Disability	Retirement(4)
Severance Payment(5)	—	—	$705,000	$0	$0	$0	$0
Accelerated or Continued Vesting of RSUs(6)	—	—	$101,609	$59,759	$101,609	$101,609	$49,927
Accelerated or Continued Vesting of PRSUs(7)	—	—	$280,521	$205,411	$280,521	$280,521	$118,057
Health Benefits	—	—	$19,398	$0	$0	$0	$0
Total	—	—	$1,015,088	$265,170	$382,130	$382,130	$167,984
1.The Company is party to a change in control agreement with Mr. Sloane, Jr. dated November 21, 2016.
2.A termination for "good reason" trigger following a change in control is not applicable to RSU or PRSU awards. It has been assumed that all PRSUs will vest at the target level of performance.
3.Amounts reported in this column assume the occurrence of a change in control and either (i) no termination of employment in connection with the change in control, or (ii) a termination of employment within the 30-day period prior to the change in control and such termination was not due to a termination for cause or the NEO’s voluntary resignation. It has been assumed that all PRSUs will vest at the target level of performance.
4.Mr. Sloane will retire on March 31, 2023. This column shows amounts payable upon his retirement using a price per share of $36.55.
5.This amount is only payable upon an involuntary termination or termination for good reason within twelve (12) months following a change in control.
6.The value of RSUs illustrated here that will continue to vest upon Mr. Sloane's retirement was calculated after taking into account any RSU award that vested in February 2023.
7.The value of PRSUs illustrated here that will continue to vest upon Mr. Sloane's retirement was calculated by assuming maximum performance for all outstanding PRSU awards and prorating such awards based on Mr. Sloane's retirement date of March 31, 2023.

David R. Seiler (President & Chief Operating Officer)(1)

	Voluntary Termination or For Cause	Involuntary Termination Or Good Reason (No Change in Control)	Involuntary Termination Or Good Reason (Following a Change in Control)(2)	Change in Control (no termination)(3)	Death	Disability
Severance Payment(4)	—	—	$820,800	$0	__	__
Accelerated Vesting of RSAs	—	—	$111,002	$64,949	$111,002	$111,002
Accelerated Vesting of PRSUs	—	—	$305,741	$222,955	$305,741	$305,741
Health Benefits	—	—	$0	$0	$0	$0
Total	—	—	$1,237,543	$287,904	$416,743	$416,743
1.The Company is party to a change in control agreement with Mr. Seiler dated November 14, 2016.
2.A termination for "good reason" trigger following a change in control is not applicable to RSA or PRSU awards. It has been assumed that all PRSUs will vest at the target level of performance.
3.Amounts reported in this column assume the occurrence of a change in control and either (i) no termination of employment in connection with the change in control, or (ii) a termination of employment within the 30-day period prior to the change in control and such termination was not due to a termination for cause or the NEO’s voluntary resignation. It has been assumed that all PRSUs will vest at the target level of performance.
4.This amount is only payable upon an involuntary termination or termination for good reason within 12 months following a change in control.

Mark J. Meloy (Executive Vice President)(1)

	Voluntary Termination or For Cause	Involuntary Termination Or Good Reason (No Change in Control)	Involuntary Termination Or Good Reason (Following a Change in Control)(2)	Change in) Control (no termination(3)	Death	Disability
Severance Payment(4)	—	—	$586,500	$0	—	—
Accelerated Vesting of RSAs	—	—	$85,198	$49,745	$85,198	$85,198
Accelerated Vesting of PRSUs	—	—	$182,750	$133,042	$182,750	$182,750
Health Benefits	—	—	$20,552	$0	$0	$0
Total	—	—	$875,000	$182,787	$267,948	$267,948
1.The Company is party to a change in control agreement with Mr. Meloy dated August 6, 2007.
2.A termination for "good reason" trigger following a change in control is not applicable to RSA or PRSU awards. It has been assumed that all PRSUs will vest at the target level of performance.
3.Amounts reported in this column assume the occurrence of a change in control and either (i) no termination of employment in connection with the change in control, or (ii) a termination of employment within the 30-day period prior to the change in control and such termination was not due to a termination for cause or the NEO’s voluntary resignation. It has been assumed that all PRSUs will vest at the target level of performance.
4.This amount is only payable upon an involuntary termination or termination for good reason within 12 months following a change in control.

Bradley A. Quade (Chief Credit Officer)(1)

	Voluntary Termination or For Cause	Involuntary Termination Or Good Reason (No Change in Control)	Involuntary Termination Or Good Reason (Following a Change in Control)(2)	Change in Control (no termination)(3)	Death	Disability
Severance Payment(4)	—	—	$596,988	$0	—	—
Accelerated Vesting of RSAs	—	—	$87,537	$51,353	$87,537	$87,537
Accelerated Vesting of PRSUs	—	—	$187,684	$137,063	$187,684	$187,684
Health Benefits	—	—	$24,354	$0	$0	$0
Total	—	—	$896,563	$188,416	$275,221	$275,221
1.The Company is party to a change in control agreement with Mr. Quade dated April 1, 2020.
2.A termination for "good reason" trigger following a change in control is not applicable to RSA or PRSU awards. It has been assumed that all PRSUs will vest at the target level of performance.
3.Amounts reported in this column assume the occurrence of a change in control and either (i) no termination of employment in connection with the change in control, or (ii) a termination of employment within the 30-day period prior to the change in control and such termination was not due to a termination for cause or the NEO’s voluntary resignation. It has been assumed that all PRSUs will vest at the target level of performance.
4.This amount is only payable upon an involuntary termination or termination for good reason within 12 months following a change in control.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code disallows a tax deduction to public corporations for compensation over $1 million paid to "covered employees" in any tax year. Covered employees for a tax year include the corporation’s CEO, Chief Financial Officer ("CFO") and each of its three most highly compensated NEOs (other than the CEO and CFO) for such tax year, regardless of whether they are in service as of the end of such tax year. In the past, there was an exemption to this limit for "performance-based compensation," but that was repealed by the Tax Cuts and Jobs Act of 2017. We expect that compensation payable to our NEOs in excess of $1 million will not be deductible by the Company unless it qualifies for limited transition relief.

ITEM 2 – APPROVAL OF AN AMENDMENT TO THE 2019 EQUITY INCENTIVE PLAN

A proposal will be presented at the Annual Meeting to approve an amendment (the "Proposed Amendment") to the First Business Financial Services, Inc. 2019 Equity Incentive Plan (the "2019 Plan") to increase the maximum number of shares authorized for issuance under the 2019 Plan. As described in more detail below, the purpose of the Proposed Amendment is to ensure that the Company has sufficient shares available for its LTI Plan.

The 2019 Plan was initially adopted by our Board of Directors on May 2, 2019, subject to shareholder approval, and approved by our shareholders at our 2019 annual meeting of shareholders. The Plan was first amended by our Board of Directors on February 24, 2021 and approved by our shareholders at our 2021 annual meeting of shareholders. Certain amendments to the 2019 Plan that did not require shareholder approval were approved by our Board of Directors on January 27, 2023, as previously disclosed in the Company’s Form 8-K filed on February 2, 2023 and as discussed below. The Board most recently adopted the Proposed Amendment on February 22, 2023, subject to shareholder approval at the Annual Meeting. A summary of the material provisions of the 2019 Plan is set forth below. The summary is qualified in its entirety by the full text of the 2019 Plan, a copy of which (including the Proposed Amendment and the amendments that were made in January 2023) is attached as Appendix A to this proxy statement.

Background of the Proposed Amendment

The 2019 Plan is the Company's primary equity incentive plan and grants under the 2019 Plan are critical incentives to recruit and retain talent for the Company. The Board of Directors believes that broad employee participation serves to more tightly align Company and individual employee objectives with shareholder objectives by encouraging employees to be shareholders and to benefit directly when the Company's stock price appreciates over time. Under the Proposed Amendment, the maximum number of shares of Common Stock authorized for issuance under the 2019 Plan would be increased from 365,000 shares to 625,000 shares.

•Grants under the 2019 Plan are broad based; approximately 72% of total grants have been made to non-NEOs.
•We estimate the additional shares plus the shares available should last for approximately two years.
•As of February 17, 2023, 55,539 shares remained available for the future grant of equity awards under the 2019 Plan (assuming outstanding unearned PRSU awards are earned at 200% maximum).
•Growth in new hires and strong employee retention has resulted in greater usage of equity incentive awards.
•Our average yearly burn rate over the last three years is approximately 1.1%. We believe the annual burn rate is consistent with our peers and reasonable in relation to the importance to the Company's talent strategies.

In determining the proposed increase to the number of shares to be authorized for issuance in connection with the 2019 Plan, the Compensation Committee and the Board of Directors considered the number of shares of Common Stock currently outstanding and the potential dilutive effect of the increase; our historical usage of shares under the 2019 Plan; recent trends in the market price of our Common Stock; and our recent and projected practices with respect to awards under the 2019 Plan.

Shares Available for Future Awards

The following table includes information regarding shares that would be available for future awards as of February 17, 2023 assuming the Proposed Amendment is approved:

Current Shares Available for Grant(1)	55,539
New Shares Requested Subject to Shareholder Approval	260,000
Total Shares Available for Grant Under 2019 Plan Assuming Shareholder Approval	315,539

(1)	Includes a reserve for PRSUs if issued at the Maximum performance level. If performance share units are paid at Target performance level, an additional 74,215 shares are available for grant.

If the Proposed Amendment is not approved by our shareholders at the Annual Meeting, we expect that we would continue to grant awards using the shares remaining available under the 2019 Plan, and the Compensation Committee would consider non-equity-based alternatives for compensating participants while maintaining, to the greatest extent possible, the objectives of the Company’s compensation programs.

Best Practice Features of the 2019 Plan

The 2019 Plan includes a number of features that we consider to be consistent with best practices, including, among others:

•Independent Oversight. The 2019 Plan is administered by the Compensation Committee of the Board of Directors, comprised of independent members of our Board of Directors.

•No Evergreen Provision. As amended, the number of shares authorized for issuance under the 2019 Plan will be fixed at 625,000. The 2019 Plan does not include an "evergreen" feature that would cause the number of authorized shares to automatically increase in future years.

•Conservative Share Reuse Provision. Shares subject to an award under the 2019 Plan will not be available for reissuance if such shares are tendered in payment of a stock option, delivered or withheld to satisfy any tax withholding obligation, added back after having been repurchased by the Company using stock option exercise proceeds, or not issued upon the settlement of a stock-settled Stock Appreciation Right ("SAR" or "SARs") or other award.

•Minimum Vesting Periods. The 2019 Plan requires that stock awards that vest solely based on continued service must have a vesting period of at least one year, with the exception that up to 5% of the share reserve may have a shorter vesting period for director awards. Stock awards that are vested based on the achievement of performance measures or other performance objectives must include a performance measurement period of at least one year.

•No dividends or dividend equivalents on unvested awards. Beginning with awards granted in 2023, no dividends or dividends equivalents will be paid on unvested awards. Coupled with the Company’s switch to use RSUs in lieu of restricted stock beginning in 2023, this means that the Company’s awards of both time-vested and performance-vested RSUs will only pay dividend equivalents to participants if and when the underlying unit awards vest.

•Clawback Policy. All awards under the 2019 Plan are subject to any applicable law respecting recapture of compensation or the Company’s Clawback Policy in effect from time to time.

•Forfeiture Provisions. If a participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant set forth in an award agreement or any other agreement between the participant and the Company, whether during or after the participant’s termination of service, the participant will be required to forfeit or pay to the Company any and all awards granted to the participant under the 2019 Plan (whether vested or unvested), any shares held by the participant acquired in connection with the 2019 Plan after or during the 12-month period preceding such termination of service, and profits realized after or during the 12-month period preceding such termination of service in connection with the exercise of awards or the sale of shares in connection with the 2019 Plan.

•Multiple Award Types. The 2019 Plan permits the issuance of stock options, RSUs, RSAs and other types of equity grants, subject to the share limits of the 2019 Plan. This breadth of award types enables the Compensation Committee to tailor awards in light of the accounting, tax and other standards applicable at the time of grant, which tend to change over time.

•Repricing Prohibited. Repricing of stock options and SARs generally is prohibited without prior shareholder approval, with customary exceptions for stock dividends or splits, reorganizations, recapitalizations and similar events.

•Discount Stock Options and SARs Prohibited. All stock options and SARs must have an exercise price equal to or greater than the fair market value of our Common Stock on the date the stock option or SAR is granted.

January 2023 Amendments

As mentioned above, the Board amended the 2019 Plan in January 2023 for a limited number of items that did not require shareholder approval and which became effective with grants made in February 2023. The January 2023 amendment provided (1) that dividends and dividend equivalents would not be paid on unvested awards granted after the date of the amendment and instead would be subject to vesting on the same terms as the underlying award; and (2) that for awards granted after the date of the amendment that are subject to performance conditions which become vested in connection with a change in control or a termination of employment associated with a change in control, the payout level for such awards will be at the greater of (a) the target level of payout, or (b) the estimated payout level at expected actual performance, as determined by the Compensation Committee.

Material Terms of the Plan

General

The 2019 Plan was initially adopted by our Board of Directors to promote the Company’s long-term financial success by providing a means to attract, retain and reward individuals who can and do contribute to such success, and to further align their interests with those of the Company’s shareholders. The 2019 Plan is administered by the Compensation Committee, which has the authority to select award recipients from the eligible participants, determine the types of awards to be granted, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.

The 2019 Plan incorporates a broad variety of cash-based and equity-based incentive compensation elements to provide the Compensation Committee with significant flexibility to appropriately address the requirements and limitations of applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2019 Plan and shareholder interests.

Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered to participants, or their beneficiaries, under the 2019 Plan is currently 365,000 shares of the Common Stock, plus that number of shares remaining available for grant under our 2012 Equity Incentive Plan (the "2012 Plan") as of the date of shareholder approval of the 2019 Plan as well as the number of shares that were covered under the 2012 Plan that otherwise would become available for reuse under the 2012 Plan due to forfeiture, expiration, cancellation or the like, all of which may be granted as incentive stock options. If the Proposed Amendment is approved, a total of 625,000 shares will be authorized for issuance under the 2019 Plan, all of which may be granted as incentive stock options.

Any shares subject to an award that is canceled, forfeited or expired prior to exercise or realization, either in full or in part, again become available for issuance under the 2019 Plan. With respect to stock options for which payment of the exercise price is satisfied by tendering shares of stock of the Company, or by the net exercise of the award, the full number of shares of stock set forth in the award agreement are counted for purposes of counting the number of remaining shares available under the 2019 Plan. Shares covered by SARs that are settled in stock, or other awards that are not issued upon settlement, and the full number of shares set forth in the award agreement are deemed issued or delivered for purposes of counting the number of remaining shares available under the 2019 Plan. Additionally, shares that are tendered to, or withheld by, the Company to satisfy any tax withholding obligations are deemed to have been delivered for purposes of counting the number of remaining shares available under the 2019 Plan. Finally, any shares that are repurchased by the Company with stock option exercise proceeds are not added back to the number of shares reserved for issuance under the 2019 Plan.

The 2019 Plan became effective on May 2, 2019. The 2019 Plan will continue in effect as long as any awards are outstanding; provided, however, that no awards may be granted under the 2019 Plan after the ten-year anniversary of the effective date. Any awards that are outstanding after the tenth anniversary of the effective date shall remain subject to the terms of the 2019 Plan.

The maximum number of shares that may be subject to share-based awards which may be granted to any one director participant during any calendar year shall not exceed a value of $40,000. For this purpose, the value of any share-based award is to be determined based on the grant date fair value of such awards computed in accordance with FASB ASC Topic 718 (or any successor provision in accordance with GAAP). The foregoing limitations with respect to directors does not apply to cash-based director fees that the director elects to receive in the form of shares or share based units equal in value to the cash-based director fees.

The Compensation Committee may use shares of stock available under the 2019 Plan as the form of payment for grants or rights earned or due under any other compensation plans or arrangements of the Company or a subsidiary, including the plan of any entity acquired by the Company or a subsidiary.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the share limitations and all outstanding awards under the 2019 Plan will automatically be adjusted proportionally and uniformly to reflect such event; provided, however, that the Compensation Committee may adjust awards, or prevent the automatic adjustment of awards, to preserve the benefits or potential benefits of the awards.

Except as provided by the Compensation Committee, awards granted under the 2019 Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution. The Compensation Committee has the discretion to permit the transfer of awards under the 2019 Plan; provided, however, that such transfers will be limited to immediate family members of participants, trusts, partnerships, limited liability companies and other entities established for the primary benefit of such family members, and as long as such transfers are made without value to the participant.

If the right to become vested in an award granted under the 2019 Plan to an employee participant is conditioned on the completion of a specified period of service with the Company or a subsidiary, without achievement of performance measures or other performance conditions being required as a condition of vesting, and without being granted instead of or in exchange for other compensation or awards, then the required period of service for full vesting must be at least one year. This minimum required period of service for full vesting does not apply to stock awards granted to directors provided that the aggregate of such grants does not exceed 5% of the total share reserve under the 2019 Plan. In addition, if an award becomes vested based on the achievement of performance measures or other performance objectives, then the period of time over which such achievement is measured cannot be less than one year.

The Compensation Committee may provide a participant with the right to receive dividend payments or dividend equivalent payments on shares subject to outstanding awards granted under the 2019 Plan. Beginning with grants in February 2023, such dividend payments or dividend equivalent payments are subject to vesting on the same terms as the underlying award.

Eligibility

Selected employees and directors of, and service providers to, the Company or its subsidiaries are generally eligible to become participants in the 2019 Plan, except that non-employees may not be granted incentive stock options. The Compensation Committee will determine the specific individuals who will be granted awards under the 2019 Plan and the type and amount of any such awards.

Stock Options and Stock Appreciation Rights

A stock option represents the right to purchase shares of Common Stock at an exercise price established by the Compensation Committee. The Compensation Committee may grant incentive stock options or non-qualified stock options to purchase stock at a specified exercise price. SARs entitle the participant to receive cash or stock equal in value to, or based on the value of, the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Compensation Committee. Each award must be pursuant to an award agreement setting forth the terms and conditions of the individual award. Stock option or SAR awards must expire no later than ten years from the date of grant (and no later than five years for incentive stock options granted to a person who beneficially owns 10% or more of the Common Stock).

The exercise price for each stock option and SAR may not be less than the fair market value of the Common Stock on the date the award is granted (or, if greater, the par value of a share). In addition, the exercise price of an incentive stock option granted to a person who beneficially owns 10% or more of the Common Stock at the time of grant, may not be less than 110% of the fair market value of the stock on the date the stock option is granted. The exercise price may, however, be higher or lower than the fair market value in the case of stock options and SARs granted in replacement of an existing award held by an employee or director of, or service provider to, a third party that is acquired by the Company or one of its subsidiaries. The exercise price may not be decreased after the date of grant nor may a stock option or SAR be surrendered to the Company as consideration for the grant of a replacement stock option with a lower exercise price, except as approved by the Company’s shareholders, as adjusted for corporate transactions described above.

Stock options and SARs awarded under the 2019 Plan will be exercisable in accordance with the terms established by the Compensation Committee. Any incentive stock option granted under the 2019 Plan that fails to continue to qualify as an incentive stock option will be deemed to be a non-qualified stock option and the Compensation Committee may unilaterally modify any incentive stock option to disqualify it as an incentive stock option. Except as otherwise determined by the Compensation Committee, the exercise price of a stock option or SAR may be paid in cash, by personal, certified or cashiers’ check, in shares of the Common Stock (valued at fair market value as of the day of exercise) either via attestation or actual delivery, by other property deemed acceptable by the Compensation Committee, by irrevocably authorizing a third party to sell shares of the Common Stock and remit a sufficient portion of the proceeds to the Company to satisfy the exercise price and any tax withholding resulting from such exercise price, by payment through a net exercise such that, without the payment of any funds, the Participant may exercise the option and receive the net number of shares equal in value to the number of shares as to which the option is exercised, multiplied by a fraction, the numerator of which is the fair market value less the exercise price, and the denominator of which is the fair market value, or in any combination of the foregoing methods deemed acceptable by the Compensation Committee.

Stock Awards

A stock award is a grant of shares of the Common Stock or a right to receive shares of the Common Stock, an equivalent amount of cash or a combination thereof in the future. Such awards may include, but are not limited to, bonus shares, stock units, performance shares, performance units, restricted stock, restricted stock units or any other equity-based award as determined by the Compensation Committee. The specific performance measures, performance objectives or period of service requirements are set by the Compensation Committee in its discretion.

Acceleration

Any awards granted under the 2019 Plan may be subject to acceleration of vesting, to the extent permitted by the Compensation Committee and the 2019 Plan.

Forfeiture

Unless specifically provided to the contrary in the applicable award agreement, if a participant’s service is terminated for cause, any outstanding award held by such participant (whether vested or unvested) will be forfeited immediately and such participant will have no further rights under the award.

Further, except as otherwise provided by the Compensation Committee, if a participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant in any agreement between the participant and the Company or a subsidiary, whether before or after the participant’s termination of service, the participant will forfeit or pay the following to the Company:

•all outstanding awards granted to the participant under the 2019 Plan, including awards that have become vested or exercisable;

•any shares held by the participant in connection with the 2019 Plan that were acquired after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service;

•the profit realized by the participant from the exercise of any stock options and SARs that the participant exercised after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service; and

•the profit realized by the participant from the sale or other disposition of any shares received by the participant in connection with the 2019 Plan after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service, where such sale or disposition occurs in such similar time period.

Offset

The Company has the right to offset, from any amount payable or stock deliverable under the terms of the 2019 Plan, any amount the participant owes to the Company or any subsidiary without the consent of the participant or any individual with a right to the participant’s award.

Section 162(m) of the Code

Under Section 162(m) of the Code, the deduction for a publicly held corporation for otherwise deductible compensation to a "covered employee" (the chief executive officer, the chief financial officer and the next three most highly compensated executive officers (other than the chief executive officer or chief financial officer)) is limited to $1 million per year.

Change in Control

Unless otherwise provided in an award agreement or an employment, retention, change of control, severance or similar agreement with the Company, upon the occurrence of a change in control followed by a qualifying termination of employment ("double trigger"), unvested awards granted under the 2019 Plan that have been assumed or replaced by an acquirer shall vest. A qualifying termination includes a termination of participant’s employment without cause during the 24-month period following a change in control. In addition, in the event an acquirer does not assume or replace awards under the 2019 Plan in connection with a change in control, the Compensation Committee retains the discretion to accelerate the vesting of such awards and cash out such awards at the time of a change in control. Beginning with awards granted in 2023 or later, the 2019 Plan further provides that the payout level of awards that are subject to performance objectives that vest in connection with a change in control will be the greater of (a) the target level of payout, or (b) the estimated payout level at expected actual performance, as determined by the Compensation Committee.

For purposes of the 2019 Plan, a "change in control" generally will be deemed to occur when (i) any person (or persons acting as a group) acquires the beneficial ownership of more than 50% of the Common Stock of the Company, except that certain corporate restructurings involving current shareholders or members of the Company’s controlling group generally will not be a change in control for purposes of the 2019 Plan, (ii) during any 12-month period, a majority of the Board members serving as of the 2019 Plan’s effective date are replaced by directors whose appointment or election is not endorsed by a majority of the members of the Board prior the date of the appointment or election, or (iii) any person or persons acting as a group acquires assets from the Company that have a total gross fair market value equal to more than 50% of the total gross fair market value of all of the assets of the Company.

Amendment and Termination

The Board of Directors may at any time amend or terminate the 2019 Plan or any award granted under the 2019 Plan, provided that no amendment or termination may impair the rights of any participant without the participant’s written consent. The Board of Directors may not amend the provision of the 2019 Plan to materially increase the original number of shares that may be issued under the 2019 Plan (other than as provided in the 2019 Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2019 Plan, without approval of shareholders. However, the Compensation Committee may amend the 2019 Plan or any award agreement at any time, retroactively or otherwise, to ensure that the 2019 Plan complies with current or future law without shareholder approval, and the Compensation Committee may unilaterally amend the 2019 Plan and any outstanding award, without participant consent, in order to avoid the application of, or to comply with, Section 409A of the Code, and applicable regulations and guidance thereunder.

Clawback Policy

All awards, amounts and benefits received under the 2019 Plan will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company Clawback Policy, as may be in effect from time to time, or any applicable law even if adopted after the 2019 Plan becomes effective.

U.S. Federal Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the 2019 Plan and does not contain a complete analysis of all the potential tax consequences relating to awards granted under the 2019 Plan, including state or local tax consequences.

Non-Qualified Stock Options. The grant of a non-qualified stock option generally will not result in taxable income to the participant. Except as described below, the participant generally will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company generally will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will generally be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option generally will not result in taxable income to the participant. The exercise of an incentive stock option generally will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the stock option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price generally will be an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant generally will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price generally will be taxed to the participant as capital gain. A capital loss generally will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company generally will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant generally will recognize no income, and a capital loss generally will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a SAR generally will not result in taxable income to the participant. Upon exercise of a SAR, the fair market value of shares received generally will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Awards. A participant who has been granted a stock award generally will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a "substantial risk of forfeiture" for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder generally will realize ordinary income in an amount equal to the then fair market value of those shares and the Company generally will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, generally will also be compensation income to the participant and the Company will be entitled to a corresponding deduction.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may tender cash, have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements. The shares withheld from awards may not be used to satisfy more than the individual statutory tax rate for each applicable tax jurisdiction.

Change in Control. Any acceleration of the vesting or payment of awards under the 2019 Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under Section 280G of the Code, subjecting the participant to a 20% excise tax and preclude deduction by the Company. In the case awards under the 2019 Plan would be treated as excess parachute payments, except as otherwise provided in an agreement between the Company and the Participant, the 2019 Plan requires a reduction of the award or payment to the extent necessary to prevent the imposition of any such excise tax.

Plan Benefits

The number and types of future awards to be made pursuant to the 2019 Plan is subject to the discretion of the Compensation Committee and is not determinable at this time.

The following table sets forth the equity awards granted under the 2019 Plan during 2022 to (i) each of our Named Executive Officers, (ii) all executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officer who are not executive officers, as a group:

Name	PRSUs Awarded in 2022 (1)	Dollar Value of PRSUs (2)	RSAs / RSUs Awarded in 2022	Dollar Value of RSAs/RSUs (2)
Corey A. Chambas	5,120	$221,517	3,410	$114,576
Edward G. Sloane, Jr.	2,055	$88,919	1,145	$38,472
David R. Seiler	2,265	$98,005	1,260	$42,336
Mark J. Meloy	1,360	$58,840	970	$32,592
Bradley A. Quade	1,385	$59,932	990	$33,264
All current executive officers as a group (9 persons)	15,825	$684,717	10,375	$387,072
All current non-executive directors as a group	0	0	5,985	$210,319
All employees, including all non-executive officers, as a group	15,825	$684,717	62,895	$2,179,295

(1)	Represents the number of PRSUs at Target performance levels.
(2)	The grant date fair value of awards that are reported in these columns have been computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718, “Stock Compensation.”

Equity Compensation Plans

The following table provides information as of December 31, 2022 regarding shares outstanding and available for issuance under our existing compensation plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding options, warrants and rights (2)	(c) Weighted-average contractual term outstanding options, warrants and rights (years)	(d) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
Equity compensation plans approved by shareholders	120,975	30.37	2.84	365,985
Equity compensation plans not approved by shareholders	—	—		—

(1)	Includes the following type of awards: options — 0 shares; RSUs — 6,105 shares; PRSUs assuming maximum performance — 114,870 shares. All shares subject to RSUs issued under the 2019 Equity Incentive Plan
(2)	The weighted average exercise price does not take into account awards of RSUs or PRSUs which do not have an exercise price.
(3)	Includes the number of shares remaining available for future issuance under the following plans: Employee Stock Purchase Plan — 234,966 shares; and 2019 Equity Incentive Plan — 131,019 shares (assuming maximum performance is achieved under PRSU awards). If the Proposed Amendment is approved, the number of shares available under the plan would increase by 260,000 shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 2019 EQUITY INCENTIVE PLAN, AS DESCRIBED IN THIS SECTION. PROXIES PROPERLY SIGNED AND RETURNED WILL BE VOTED "FOR" THIS PROPOSAL UNLESS YOU SPECIFY OTHERWISE.

ITEM 3 – NON-BINDING ADVISORY PROPOSAL ON
NAMED EXECUTIVE OFFICERS’ COMPENSATION

Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), and the rules and regulations promulgated thereunder by the SEC, require publicly traded companies, such as the Company, to conduct a separate shareholder advisory vote to approve the compensation of the registrant’s NEOs, as disclosed pursuant to the SEC’s compensation disclosure rules, commonly referred to as a "say-on-pay" vote. In a non-binding advisory vote on the frequency of say-on-pay votes held at the Company’s 2019 annual meeting of shareholders, shareholders voted in favor of conducting say-on-pay votes annually. In light of this result, and other factors considered by the Board, the Board has determined that the Company will hold say-on-pay votes on an annual basis until the next advisory vote on such frequency, which is expected to take place at the Company's 2025 annual meeting of shareholders.

The overall objective of the Company’s compensation programs has been to align NEO compensation with the success of meeting annual and long-range strategic operating and financial goals. The Compensation Committee and the Board believe that the Company’s policies and procedures are effective in implementing the Company's Compensation Philosophy and achieving its goals, and that the compensation of the NEOs in 2022 reflects and supports these compensation policies and procedures.

In accordance with the requirements of the Dodd-Frank Act and the rules and regulations promulgated thereunder, the following resolution is submitted for shareholder approval:

"RESOLVED, that First Business Financial Services, Inc.’s shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as described in the Company’s proxy statement dated March 6, 2023."

Approval of this resolution requires that the number of votes cast in favor of the resolution at the Annual Meeting exceed the number of votes cast against it.  While this say-on-pay vote is required, as provided in Section 14A of the Exchange Act, it is not binding on the Compensation Committee or the Board and may not be construed as overruling any decision by the Compensation Committee or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements. Abstentions and broker non-votes will not affect the voting results for this proposal.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE TO APPROVE THE OVERALL COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT, BY VOTING "FOR" THIS PROPOSAL.

RELATED PARTY TRANSACTIONS

Under its written charter, the Audit Committee is responsible for reviewing related party transactions and potential conflicts of interest. In conducting its review, the Audit Committee will take into account all relevant factors, including (1) the impact, if any, on a director’s independence if the related person is a director, an immediate family member of a director or an entity in which a director has a significant role or interest; (2) whether the proposed transaction is on terms that are comparable to the terms available to unrelated third parties or to our employees generally; (3) the material terms of the transaction; (4) the availability of other sources for comparable services or products (if applicable); and (5) the potential benefits to the Company. The Company’s executive officers and directors and their associates have been, and the Company anticipates that they will continue to be Bank clients, in the ordinary course of business, which includes maintaining deposit, trust and other fiduciary accounts and obtaining loans. The Bank has granted various types of loans to the Company’s executive officers and directors, and to entities controlled by them. As of December 31, 2022, such loans: (i) were made consistent with similar practices in the banking industry generally; (ii) were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other clients not related to the Bank; (iii) did not involve more than the normal risk of collectability or present other unfavorable features; (iv) and were subject to and made in accordance with Regulation O. All extensions of credit made to the Company’s directors have been and will continue to be approved by the Bank's board of directors as insider loans under Regulation O requirements.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter, the Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management, under the supervision of the CEO and CFO, is responsible for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K with Company management, including: a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the consolidated financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, which firm is responsible for expressing an opinion on the conformity of those consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the applicable standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and the SEC. In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm’s independence from Company management and the Company, including the matters in the letter from the firm required by the applicable requirements of the PCAOB and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee also reviewed and discussed together with management and the independent registered public accounting firm the Company’s consolidated financial statements for the year ended December 31, 2022 and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s audit of internal control over financial reporting. The Audit Committee discussed with the Company’s third party internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the third-party internal audit firm and the independent registered public accounting firm, with and without management present, to discuss: the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting in the Annual Report on Form 10-K for the year ended December 31, 2022 filed by the Company with the SEC. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, and shall not otherwise be deemed filed under such.
AUDIT COMMITTEE:
Carol P. Sanders, Audit Committee Chair
John J. Harris
Ralph R. Kauten
W. Kent Lorenz

The persons named above were the only persons who served on the Audit Committee of the Board of Directors during the last fiscal year.

MISCELLANEOUS

Independent Registered Public Accounting Firm
Crowe LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2018 through December 31, 2022. The Audit Committee is solely responsible for the selection, retention, oversight, and, when appropriate, termination of the Company’s independent registered public accounting firm. Representatives of Crowe LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

The fees paid to Crowe LLP for the years ended December 31, 2022 and 2021 are included below for reference.

	2022	2021
Audit Fees(1)	$505,930	$458,945
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$141,453	$130,100
All Other Fees	$—	$—
Total	$647,383	$589,045

(1)	Audit Fees consist of fees incurred in connection with the audit of annual financial statements, the audit of internal control over financial reporting, the review of interim financial statements included in the quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC and reports on internal controls. During 2022, the Company incurred additional audit fees related to the renewal of its S-3 Shelf Registration Statement, and the execution of a capital restructuring plan.
(2)	Audit-Related Fees consist of fees incurred that were reasonably related to the performance of the audit of the annual financial statements for the fiscal year, other than Audit Fees, such as consents.
(3)	Tax Fees include fees for tax return preparation, tax compliance, and tax advice.

Audit Committee Pre-Approval Policy

The Audit Committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by its independent registered public accounting firm. Pursuant to these policies and procedures, the Audit Committee may delegate authority to one or more members when appropriate to grant such pre-approvals, provided that the decisions of such members to grant pre-approvals are presented to the Audit Committee at its next scheduled meeting. The Audit Committee’s pre-approval policy does not permit the delegation of the Audit Committee’s responsibilities to management. During 2022, there were no fees approved for the independent registered public accounting firm pursuant to the de minimis exception under the SEC’s rules.

ITEM 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Although not required to be submitted to a shareholder vote, the Board believes it appropriate to obtain shareholder ratification of the Audit Committee’s action in appointing Crowe LLP as the Company’s independent registered public accounting firm. Should such appointment not be ratified by the shareholders, the Audit Committee will reconsider the matter. The Audit Committee expects that the Board will ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm at their first meeting after the Annual Meeting. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted "FOR" the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm. The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm. Abstentions will not affect the voting results for this proposal. It is not anticipated that there will be any broker non-votes for this proposal, since this proposal is considered a routine matter under applicable rules.

THE BOARD RECOMMENDS THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF CROWE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023 AND THAT EACH SHAREHOLDER VOTE "FOR" SUCH RATIFICATION.

OTHER MATTERS

The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain directors, officers and employees of the Company, who will receive no extra compensation for their services. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock.

Pursuant to the rules of the SEC, services that deliver the Company’s communications to shareholders that hold stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s annual report to shareholders, proxy statement, and Notice of Internet Availability of Proxy Materials. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders, proxy statement, and/or Notice of Internet Availability of Proxy Materials to any shareholder at a shared address to which a single copy of each document was delivered. Similarly, if shareholders sharing an address wish to receive a single copy of future notices, proxy statements or annual reports, the Company will comply upon receipt of such request. Shareholders may notify the Company of their requests by writing Lynn Ann Arians, Corporate Secretary, First Business Financial Services, Inc., 401 Charmany Drive, Madison, Wisconsin 53719 or calling her at 608-238-8008.

Shareholder Proposals

Proposals that shareholders of the Company intend to include in the Company’s proxy statement for the 2024 annual meeting and present at the 2024 annual meeting pursuant to SEC Rule 14a-8 must be received by the Company by the close of business on November 7, 2023. In addition, a shareholder who otherwise intends to present business at the 2024 annual meeting (including nominating persons for election as directors) must comply with the requirements set forth in the Company’s Amended and Restated By-Laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Amended and Restated By-Laws, to the Corporate Secretary of the Company not less than 60 days and not more than 90 days prior to the anniversary date of the previous year’s annual meeting (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Under the Amended and Restated By-Laws, if the Company does not receive notice of a shareholder proposal submitted other than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to present at the 2024 annual meeting but do not intend to include in the Company’s proxy statement for such meeting) on or after January 29, 2024 and on or prior to February 28, 2024, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2024 annual meeting. If such proposal is presented at the 2024 annual meeting but not included in the proxy statement, then the persons named in proxies solicited by the Board for the 2024 annual meeting may exercise discretionary voting power with respect to such proposal.

In addition to satisfying the foregoing requirements under our Amended and Restated By-Laws, to comply with the universal proxy rules for the 2024 annual meeting, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that complies with Rule 14a-19 under the Exchange Act by February 28, 2024.

Communications with the Board of Directors

Shareholders may communicate with the Board by writing to First Business Financial Services, Inc., Board of Directors (or, at the shareholder’s option, to a specific director), c/o Lynn Ann Arians, Corporate Secretary, 401 Charmany Drive, Madison, Wisconsin 53719. The Corporate Secretary will ensure that all appropriate communications are delivered to the Board or the specified director, as the case may be.

APPENDIX A
FIRST BUSINESS FINANCIAL SERVICES, INC.
2019 EQUITY INCENTIVE PLAN

Amended and Restated as of April 28, 2023
Article 1
INTRODUCTION
Section 1.1    Purpose, Effective Date and Term. The purpose of this First Business Financial Services, Inc. 2019 Equity Incentive Plan is to promote the long-term financial success of First Business Financial Services, Inc. and its Subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such success, and to further align their interests with those of the Shareholders. The “Effective Date” of the Plan is May 2, 2019, the date of the approval of the Plan by the Shareholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted after the 10-year anniversary of the Effective Date.
Section 1.2    Participation. Each employee and director of, and service provider (with respect to which issuances of securities may be registered under Form S-8) to, the Company and each Subsidiary who is granted, and currently holds, an Award in accordance with the provisions of the Plan shall be a “Participant” in the Plan. Award recipients shall be limited to employees and directors of, and service providers (with respect to which issuances of securities may be registered under Form S-8) to, the Company and its Subsidiaries; provided, however, that an Award may be granted to an individual prior to the date on which he or she first performs services as an employee, director or service provider, provided that such Award does not become vested prior to the date such individual commences such services.
Section 1.3    Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).
Article 2
AWARDS
Section 2.1    General. Any Award may be granted singularly or in combination with another Award (or Awards). Each Award shall be subject to the provisions of the Plan and such additional provisions as the Committee may provide in a particular Award Agreement or other documentation. Subject to the provisions of Section 3.4(b), an Award may be granted as an alternative to or replacement of an existing award under the Plan, any other plan of the Company or a Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or a Subsidiary, including the plan of any entity acquired by the Company or a Subsidiary. The types of Awards that may be granted include the following:
(a)    Stock Options. A stock option represents the right to purchase Shares at an exercise price established by the Committee. Any stock option may be either an ISO or a nonqualified stock option that is not intended to be an ISO. No ISOs may be (i) granted after the 10-year anniversary of the Effective Date or (ii)

granted to a non-employee. To the extent the aggregate Fair Market Value (determined at the time of grant) of Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year under all plans of the Company and its Subsidiaries exceeds $100,000, the stock options or portions thereof that exceed such limit shall be treated as nonqualified stock options. Unless otherwise specifically provided by the Award Agreement, any stock option granted under the Plan shall be a nonqualified stock option. All or a portion of any ISO granted under the Plan that does not qualify as an ISO for any reason shall be deemed to be a nonqualified stock option. In addition, any ISO granted under the Plan may be unilaterally modified by the Committee to disqualify such stock option from ISO treatment such that it shall become a nonqualified stock option.
(b)    Stock Appreciation Rights. A stock appreciation right (a “SAR”) is a right to receive, in cash, Shares or a combination of both (as shall be reflected in the respective Award Agreement), an amount equal to or based upon the excess of (i) the Fair Market Value at the time of exercise of the SAR over (ii) an exercise price established by the Committee.
(c)    Stock Awards. A stock award is a grant of Shares or a right to receive Shares (or their cash equivalent or a combination of both, as shall be reflected in the respective Award Agreement) in the future, excluding Awards designated as stock options or SARs by the Committee. Such Awards may include bonus shares, stock units, performance shares, performance units, restricted stock, restricted stock units or any other equity-based Award as determined by the Committee.
Section 2.2    Exercise of Stock Options and SARs. A stock option or SAR shall be exercisable in accordance with such provisions as may be established by the Committee; provided, however, that a stock option or SAR shall expire no later than 10 years after its grant date (five years in the case of an ISO granted to a 10% Shareholder). The exercise price of each stock option and SAR shall be not less than 100% of the Fair Market Value on the grant date (or, if greater, the par value of a Share); provided, however, that the exercise price of an ISO shall not be less than 110% of Fair Market Value on the grant date in the case of a 10% Shareholder; and provided, further, that to the extent permitted under Code Section 409A, and subject to Section 3.4(b), the exercise price may be higher or lower in the case of stock options and SARs granted in replacement of existing awards held by an employee, director or service provider granted by an acquired entity. The payment of the exercise price of a stock option shall be by cash or, subject to limitations imposed by applicable law, by any of the following means unless otherwise determined by the Committee from time to time: (a) by tendering, either actually or by attestation, Shares acceptable to the Committee and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell Shares acquired upon exercise of the stock option and to remit to the Company no later than the third business day following exercise of a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (c) by payment through a net exercise such that, without the payment of any funds, the Participant may exercise the option and receive the net number of Shares equal in value to (i) the number of Shares as to which the option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value (on the date of exercise) less the exercise price, and the denominator of which is such Fair Market Value (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); (d) by personal, certified or cashier’s check; (e) by other property deemed acceptable by the Committee or (f) by any combination thereof.
Section 2.3    Minimum Vesting Period. If the right to become vested in an Award granted to an employee Participant is conditioned on the completion of a specified period of service with the Company or its

Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, or other Awards, then the required period of service for full vesting shall not be less than one year (subject to acceleration of vesting, to the extent permitted by the Committee, as provided herein); provided, however, that the required period of service for full vesting shall not apply to Awards granted to Director Participants provided that the aggregate of such director grants do not exceed 5% of the total Share reserve set forth in Section 3.2(a). If the right to become vested in an Award granted to an employee Participant is conditioned on the achievement of performance measures or other performance objectives, the required performance period over which achievement of such performance measures or objectives will be measured shall not be less than one year.
Section 2.4    Dividends and Dividend Equivalents. In the sole discretion of the Committee, as may be set forth in any Award Agreement, any Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award, provided however, that beginning with Awards granted after January 26, 2023, any dividends or dividend equivalents shall be subject to vesting on the same terms of the underlying Award and will vest and be paid to a Participant, only if the underlying Shares subject to such Award vests.
Section 2.5    Forfeiture of Awards. Unless specifically provided to the contrary in an Award Agreement, upon notification of Termination of Service for Cause, any outstanding Award, whether vested or unvested, held by a Participant shall terminate immediately, such Award shall be forfeited and the Participant shall have no further rights thereunder.
Section 2.6    Deferred Compensation. The Plan is, and all Awards are, intended to be exempt from (or, in the alternative, to comply with) Code Section 409A, and each shall be construed, interpreted and administered accordingly. The Company does not guarantee that any benefits that may be provided under the Plan will satisfy all applicable provisions of Code Section 409A. If any Award would be considered “deferred compensation” under Code Section 409A (“Deferred Compensation), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the applicable Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A.
Article 3
SHARES SUBJECT TO PLAN
Section 3.1    Available Shares. The Shares with respect to which Awards may be granted shall be Shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including Shares purchased in the open market or in private transactions.
Section 3.2    Share Limitations.
(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of Shares that may be delivered under the Plan shall be 625,000 Shares plus that number of Shares remaining available for grant under the Prior Plan as of the date of Shareholder approval of the Plan as well as any Shares that are covered under a Prior Plan Award that otherwise would become available for reuse under the Prior Plan due to forfeiture, expiration, cancellation or the like (all of which may be granted as ISOs). The maximum number of Shares available for delivery under the Plan and the number of Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4. As of the Effective Date, no further Awards shall be granted under the Prior Plan.
(b)    Reuse of Shares. Any Shares subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein, shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of a stock option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, (c) shares added back that have been repurchased by the Company using stock option exercise proceeds, or (d) shares covered by a stock-settled SAR or other Awards that were not issued upon the settlement of the Award.
Section 3.3    Limitations on Grants to Individuals. The following limitations shall apply with respect to any Award to a Director Participant:
(a)    Share-Based Awards. The maximum number of Shares that may be subject to Share-based Awards granted to any one Director Participant during any calendar year shall not exceed a value of $40,000. For purposes of this Section 3.3(a), the value of any Share-based Awards shall be determined based on the grant date fair value of such Awards computed in accordance with FASB ASC Topic 718 (or any successor provision in accordance with GAAP).
(b)    Director Election. The foregoing limitations shall not apply to cash-based Director fees that the Director elects to receive in the form of Shares or Share-based units equal in value to the cash-based Director fees.
Section 3.4    Corporate Transactions; No Repricing.
(a)    Adjustments. To the extent permitted under Code Section 409A, to the extent applicable, in the event of a corporate transaction involving the Company or the Shares (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), all outstanding Awards, the number of Shares available for delivery under the Plan under Section 3.2 and each of the specified limitations set forth in Section 3.3 shall be adjusted automatically to proportionately and uniformly reflect such transaction; provided, however, that, subject to (b), the Committee may otherwise adjust Awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the Awards and the Plan. Action by the Committee under this Section 3.4(a) may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding stock options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include (A) replacement of an Award with another award that the Committee determines has comparable value and that is based on stock of a company resulting from a corporate transaction, and (B) cancellation of an Award in return for cash payment of the current value of the Award, determined as though the Award were fully vested at the time of payment, provided that in the case of a stock option or SAR, the amount of such payment shall be the excess of the value of the stock subject to the option or SAR at the time of the transaction over the exercise price, and provided, further, that no such payment shall be required in consideration for the cancellation of the Award if the exercise price is greater than the value of the stock at the time of such corporate transaction).

(b)    No Repricing. Notwithstanding any provision of the Plan to the contrary, no adjustment or reduction of the exercise price of any outstanding stock option or SAR in the event of a decline in Share price shall be permitted without approval by the Shareholders or as otherwise expressly provided under Section 3.4(a). The foregoing prohibition includes (i) reducing the exercise price of outstanding stock options or SARs, (ii) cancelling outstanding stock options or SARs in connection with the granting of stock options or SARs with a lower exercise price to the same individual, (iii) cancelling stock options or SARs with an exercise price in excess of the current Fair Market Value in exchange for a cash or other payment, and (iv) taking any other action that would be treated as a repricing of a stock option or SAR under the rules of the primary securities exchange or similar entity on which the Shares are listed.
Section 3.5    Delivery of Shares. Delivery of Shares or other amounts under the Plan shall be subject to the following:
(a)    Compliance with Applicable Laws. Notwithstanding any provision of the Plan to the contrary, the Company shall have no obligation to deliver any Shares or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws and the applicable requirements of any securities exchange or similar entity.
(b)    No Certificates Required. To the extent that the Plan provides for the delivery of Shares, the delivery may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.
(c)    Share Certificate Legend. The Company reserves the right to place on shares acquired under the Plan a legend stating any applicable restrictions contained hereunder, pursuant to applicable securities rules, and pursuant to any Company shareholders agreement as may be in effect from time to time.
(d)    Participant’s Representations and Shareholders Agreement. The Company may require the Participant to execute an investment representation statement, in a form provided by the Company, or to execute and become a party to a Company shareholder agreement, as may be in effect on such date.
Article 4
CHANGE IN CONTROL
Section 4.1    Change in Control. If the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Subsidiary, or is subject to a policy of the Company, that discusses the effect of a change in control on the Participant’s Awards, then such agreement or policy shall control. In all other cases, unless provided in an Award Agreement or by the Committee prior to the date of the Change in Control, in the event of a Change in Control:
(a)    If the purchaser, successor or surviving corporation (or parent thereof) in the Change in Control transaction (the “Survivor”) so agrees, some or all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions (subject to clause (c)), by the Survivor. If applicable, each Award which is assumed by the Survivor shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change in Control had the Award been exercised, vested or earned immediately prior to such Change in Control, and other appropriate adjustments in the terms and conditions of the Award shall be made.
(b)    To the extent the Survivor does not assume the Awards or issue replacement Awards as provided in clause (a), then the Committee may, in its discretion and without the consent of any Participant (or other person with rights in an Award) affected thereby, determine that, upon or immediately prior to the Change in Control, any or all outstanding Awards shall become vested and any or all outstanding Awards, whether or not then vested, shall be cancelled as of the date of the Change in Control in exchange for a payment in cash and/or Shares (which may include shares or other securities of the Survivor) to be made within thirty (30) days of the Change in Control equal to:
(i)    In the case of a stock option or an SAR, the excess of the Fair Market Value of the Shares on the date of the Change in Control covered by the vested portion of the stock option or SAR that has not been exercised over the exercise or grant price of such Shares under the Award (provided that, if no such excess exists, then the stock option or SAR shall be cancelled without payment therefor);
(ii)    In the case of restricted stock or restricted stock units, the Fair Market Value of a Share on the date of the Change in Control multiplied by the number of vested Shares or equivalents, as applicable, subject to such Award; and
(iii)    In the case of other Awards, an amount equal to the value of the Award.
Further, except as otherwise provided in the Award Agreement, in case of any Award granted on or after January 26, 2023 that is subject to performance measures or objectives, the payout level of such Award that shall become vested under this Section 4.1(b) shall be the greater of (i) the Award payout at the target level of performance or (ii) the Award payout at the estimated level of expected performance if the Award were permitted to continue throughout the remaining performance period based on information available as of the date of the Change in Control (“Estimated Actual Performance”), as determined in the sole discretion of the Committee.
(c)    In the event that the Survivor terminates the Participant’s employment or service without Cause within twenty-four (24) months following a Change in Control, then the following provisions shall apply to any assumed Awards or replacement awards described in paragraph (a) and any Awards not cancelled in connection with the Change in Control pursuant to paragraph (b):
(i)    Effective upon the date of the Participant’s termination of employment or service, all outstanding Awards or replacement awards automatically shall vest; and
(ii)    With respect to stock options or SARs, at the election of the Participant, such Awards or replacement awards shall be cancelled as of the date of such termination in exchange for a payment in cash and/or Shares (which may include shares or other securities of the Survivor) equal to the excess of the Fair Market Value of the Shares on the date of such termination covered by the portion of the stock option or SAR that has not been exercised over the exercise or grant price of such Shares under the Award; and
(iii)    With respect to restricted stock or restricted stock units, at the election of the Participant, such Awards or replacement awards shall be cancelled as of the date of such termination in exchange for a payment in cash and/or Shares (which may include shares or other securities of the Survivor) equal to the Fair Market Value of a Share on the date of such termination; and
(iv)    With respect to other Awards, such Awards or replacement awards shall be cancelled as of the date of such termination in exchange for a payment in cash in an amount equal to the value of the Award.
If the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the per Share Change in Control price. The Committee shall determine the per Share Change in Control price paid or deemed paid in the Change in Control transaction. Further, except as otherwise provided in the Award Agreement, in case of any Award granted on or after January 26, 2023 that is subject to performance measures or objectives, the payout level of such of Award that shall become vested under this Section 4.1(c) shall be the greater of (i) the Award payout at the target level of performance or (ii) the Award payout at the Estimated Actual Performance, as determined in the sole discretion of the Committee.
(d)    Except as otherwise expressly provided in any agreement between a Participant and the Company or a Subsidiary, if the receipt of any payment or benefit by a Participant under the circumstances described in this Section 4.1 would result in the imposition of any excise tax pursuant to the applicable provisions of Code Sections 280G and 4999, then the amount of such payment or benefit shall be reduced to the extent required to prevent the imposition of any such excise tax.
Section 4.2    Definition of Change in Control.
(a)    “Change in Control” means the first day that any one or more of the following conditions shall have been satisfied, including, but not limited to, signing of documents by all parties and approval by all regulatory agencies, if required:
(i)    A change in the ownership of the Company, which shall occur on the first date that any one person (as such term is defined in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof) or more than one person acting as a group (as defined below) becomes a beneficial owner of Voting Securities that, together with the Voting Securities then held by such person or group, constitutes more than 50% of the total Fair Market Value or total voting power of the Voting Securities. However, if any one person or more than one person acting as a group is considered to own more than 50% of the total Fair Market Value or total voting power of the voting Securities, the acquisition of additional Voting Securities by the same person or persons is not considered to cause a Change in Control. The term “persons acting as a group” shall not include any persons acting as a group solely because they purchase or own Voting Securities at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
(ii)    A change in the effective control of the Company, which shall occur on the date that a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

(iii)    Any one person, or more than one person acting as a group (as defined below), acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to more than 50% of the total gross fair market value of all the assets of the Company immediately prior to such acquisition or acquisitions, other than an excluded transaction (as defined below). For purposes of this paragraph:
A.    “Gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, as applicable, determined without regard to any liabilities associated with such assets.
B.    Persons will not be considered to be acting “as a group” solely because they purchase assets of the Company at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company.
C.    The term “excluded transaction” means any transaction in which assets are transferred to: (1) a Shareholder of the Company (determined immediately before the asset transfer) in exchange for or with respect to Shares; (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company (determined after the asset transfer); (3) a person, or more than one person acting as a group (as defined herein), that owns directly or indirectly, 50% or more of the total value or voting power of all the outstanding Voting Securities (determined after the asset transfer); or (4) an entity at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (3) (determined after the asset transfer).
    The term “Change in Control” as defined above shall be amended and construed in accordance with any guidance, rules and regulations promulgated by the Internal Revenue Service in construing the rules and regulations applicable to Code Section 409A.
Article 5
COMMITTEE
Section 5.1    Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Article 5. The Committee shall be selected by the Board, provided that the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and an “independent director” (within the meaning of the rules of the securities exchange which then constitutes the principal listing for the Shares), in each case to the extent required by the Exchange Act or the applicable rules of the securities exchange which then constitutes the principal listing for the Shares, respectively. Subject to the applicable rules of any securities exchange or similar entity, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.
Section 5.2    Powers of Committee. The Committee’s administration of the Plan shall be subject to the other provisions of the Plan and the following:
(a)    The Committee shall have the authority and discretion to select from among the Company’s and each Subsidiary’s employees, directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms of Awards, to cancel or suspend Awards and to reduce or eliminate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.
(b)    The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)    The Committee shall have the authority to define terms not otherwise defined in the Plan.
(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan shall be final and binding on all persons.
(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and to all applicable law.
Section 5.3    Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of any securities exchange or similar entity, the Plan, the charter of the Committee, or as necessary to comply with the exemptive provisions of Rule 16b-3 of the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers under the Plan to any person or persons selected by it; provided, that, no such delegation is permitted with respect to Share-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of directors who are “non-employee directors” within the meaning of Rule 16b-3. The acts of such delegates shall be treated under the Plan as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4    Information to be Furnished to Committee. As may be permitted by applicable law, the Company and each Subsidiary shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties under the Plan. The records of the Company and each Subsidiary as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive with respect to all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan shall furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
Section 5.5    Expenses and Liabilities. All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan or any Award Agreement shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan, and the Company, and its officers and directors, shall be entitled to rely upon the advice, opinions and valuations of any such persons.

Article 6
AMENDMENT AND TERMINATION
Section 6.1    General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement; provided, however, that no amendment or termination may (except as provided in Section 2.6, Section 3.4(a) and Section 6.2), in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), impair the rights of any Participant or beneficiary under any Award granted prior to the date such amendment or termination is adopted by the Board; and provided, further, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities that may be delivered under the Plan other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) immediately above is approved by the Shareholders.
Section 6.2    Amendment to Conform to Law. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any applicable law. By accepting an Award, the Participant shall be deemed to have acknowledged and consented to any amendment to an Award made pursuant to this Section 6.2, Section 2.6 or Section 3.4 without further consideration or action.
Article 7
GENERAL TERMS
Section 7.1    No Implied Rights.
(a)    No Rights to Specific Assets. No person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary, including any specific funds, assets, or other property that the Company or a Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, distributable in accordance with the provisions of the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan or an Award Agreement shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to provide any benefits to any person.
(b)    No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant shall not give any person the right to be retained in the service of the Company or a Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the Plan. No individual shall have the right to be selected to receive an Award, or, having been so selected, to receive a future Award.
(c)    No Rights as a Shareholder. Except as otherwise provided in the Plan, no Award shall confer upon the holder thereof any rights as a Shareholder prior to the date on which the individual fulfills all conditions for receipt of such rights. However, if a Participant receives a grant of restricted stock pursuant to the terms of the Plan, unless otherwise provided in the Award Agreement, said Participant shall have the rights of a Shareholder subject to the forfeiture and vesting provisions related to such Shares.

Section 7.2    Transferability. Except as otherwise provided by the Committee, Awards are not transferable except as designated by the Participant by will or by the laws of descent and distribution. The Committee shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be limited to immediate family members of Participants, trusts, partnerships, limited liability companies and other entities that are permitted to exercise rights under Awards in accordance with Form S-8 established for the primary benefit of such family members; and provided, further, that such transfers shall not be made for value to the Participant.
Section 7.3    Designation of Beneficiaries. A Participant hereunder may file with the Company a designation of a beneficiary or beneficiaries under the Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not have any further liability to anyone.
Section 7.4    Non-Exclusivity. Neither the adoption of the Plan by the Board nor the submission of the Plan to the Shareholders for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable.
Section 7.5    Award Agreement. Each Award shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be made available to the Participant, and the Committee may require that the Participant sign a copy of the Award Agreement.
Section 7.6    Form and Time of Elections. Unless otherwise specified in the Plan, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such terms or conditions, not inconsistent with the provisions of the Plan, as the Committee may require.
Section 7.7    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8    Tax Withholding. All distributions under the Plan shall be subject to withholding of all applicable taxes and the Committee may condition the delivery of any Shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (a) through cash payment by the Participant; (b) through the surrender of Shares that the Participant already owns or (c) through the surrender of Shares to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such Shares under clause (c) may not be used to satisfy more than the maximum individual statutory tax rate for each applicable tax jurisdiction.
Section 7.9    Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company.

Section 7.10    Indemnification. To the fullest extent permitted by law, each person who is or shall have been a member of the Committee or the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an employee of the Company acting at the direction of the Committee, the Board, or an officer with such authority, in administering the Plan, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan (but only where the party seeking indemnification is a defendant in such claim, action, suit, or proceeding) and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her (provided that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf), unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 7.11    No Fractional Shares. Unless otherwise permitted by the Committee, no fractional Shares shall be delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Shares or other property shall be delivered or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 7.12    Governing Law; Waiver of Jury Trial.
(a)    Governing Law. The Plan, all Awards, and all actions taken in connection herewith and therewith shall be governed by and construed in accordance with the laws of the State of Wisconsin without reference to principles of conflict of laws, except as superseded by applicable federal law; and any court action commenced to enforce this Agreement shall have as its sole and exclusive venue the County of Dane, Wisconsin.
(b)    Waiver of Jury Trial. EXCEPT TO THE EXTENT PROHIBITED BY STATE LAW, AS A CONDITION OF PARTICIPATING IN THE PLAN, THE COMPANY AND THE PARTICIPANT IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLAN, INCLUDING ANY EXHIBITS, SCHEDULES, AND APPENDICES ATTACHED TO THIS PLAN. EACH PARTICIPANT WILL BE REQUIRED TO CERTIFY AND ACKNOWLEDGE, IN AN AWARD AGREEMENT, THAT (A) NO REPRESENTATIVE OF THE COMPANY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE COMPANY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) HE OR SHE HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) HE OR SHE MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY, AND (D) HE OR SHE HAS DECIDED TO EXECUTE THE AWARD AGREEMENT IN CONSIDERATION OF, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.13    Benefits Under Other Plans. Except as otherwise provided by the Committee, Awards granted to a Participant (including the grant and the receipt of benefits) shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any qualified retirement plan, nonqualified plan and any other benefit plan maintained by the Participant’s employer.
Section 7.14    Validity. If any provision of the Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.
Section 7.15    Notice. Unless provided otherwise in an Award Agreement or policy adopted from time to time by the Committee, all communications to the Company provided for in the Plan, or any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by prepaid overnight courier to the Company at the address set forth below:
First Business Financial Services, Inc.
Attention: Corporate Secretary
401 Charmany Drive
Madison, Wisconsin 53719
Such communications shall be deemed given:
(a)    In the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or
(b)    In the case of certified or registered U.S. mail, five days after deposit in the U.S. mail;
provided, however, that in no event shall any communication be deemed to be given later than the date it is actually received, provided it is actually received. In the event a communication is not received, it shall be deemed received only upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider.
Section 7.16    Clawback Policy. Any Award, amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other similar action in accordance with any applicable Company clawback policy (the “Policy”) or any applicable law. A Participant’s receipt of an Award shall be deemed to constitute the Participant’s acknowledgment of and consent to the Company’s application, implementation and enforcement of (i) the Policy and any similar policy established by the Company that may apply to the Participant, whether adopted prior to or following the making of any Award and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the Participant’s express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy and applicable law, without further consideration or action.
Section 7.17    Breach of Restrictive Covenants. Except as otherwise provided by the Committee, notwithstanding any provision of the Plan to the contrary, if the Participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant set forth in an Award Agreement or any other agreement between the Participant and the Company or a Subsidiary, whether during or after the

Participant's Termination of Service, in addition to and not in limitation of any other rights, remedies, damages, penalties or restrictions available to the Company under the Plan, an Award Agreement, any other agreement between the Participant and the Company or a Subsidiary, or otherwise at law or in equity, the Participant shall forfeit or pay to the Company:
(a)    Any and all outstanding Awards granted to the Participant, including Awards that have become vested or exercisable;
(b)    Any Shares held by the Participant in connection with the Plan that were acquired by the Participant after the Participant's Termination of Service and within the 12-month period immediately preceding the Participant's Termination of Service;
(c)    The profit realized by the Participant from the exercise of any stock options and SARs that the Participant exercised after the Participant's Termination of Service and within the 12-month period immediately preceding the Participant's Termination of Service, which profit is the difference between the exercise price of the stock option or SAR and the Fair Market Value of any Shares or cash acquired by the Participant upon exercise of such stock option or SAR; and
(d)    The profit realized by the Participant from the sale, or other disposition for consideration, of any Shares received by the Participant in connection with the Plan after the Participant's Termination of Service and within the 12-month period immediately preceding the Participant's Termination of Service and where such sale or disposition occurs in such similar time period.
Section 7.18    Offset. The Company shall have the right to offset, from any amount payable or stock deliverable hereunder, any amount that the Participant owes to the Company or any Subsidiary without the consent of the Participant or any individual with a right to the Participant’s Award.
Article 8
DEFINED TERMS; CONSTRUCTION
Section 8.1    In addition to the other definitions contained in the Plan, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a)    “10% Shareholder” means an individual who, at the time of grant, owns Voting Securities possessing more than 10% of the total combined voting power of the Voting Securities.
(b)    “Award” means an award under the Plan.
(c)    “Award Agreement” means the document that evidences the terms and conditions of an Award. Such document shall be referred to as an agreement regardless of whether a Participant’s signature is required. Each Award Agreement shall be subject to the terms and conditions of the Plan, and, if there is any conflict between the Award Agreement and the Plan, the Plan shall control.
(d)    “Board” means the Board of Directors of the Company.
(e)    If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for “cause” (or the like), then, for purposes of the Plan, the term “Cause” has the meaning set forth in such agreement; and in the absence of such a definition, “Cause” means (i) any act of (A) fraud or intentional misrepresentation or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or a Subsidiary, (ii) willful violation of any law, rule or regulation in connection with the performance of a Participant’s duties to the Company or a Subsidiary (other than traffic violations or similar offenses), (iii) with respect to any employee of the Company or a Subsidiary, commission of any act of moral turpitude or conviction of a felony or (iv) the willful or negligent failure of the Participant to perform the Participant’s duties to the Company or a Subsidiary in any material respect.
Further, the Participant shall be deemed to have terminated for Cause if, after the Participant’s Termination of Service, facts and circumstances arising during the course of the Participant’s employment with the Company are discovered that would have constituted a termination for Cause.
Further, all rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Board or its designee or during any negotiations between the Board or its designee and the Participant regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of “Cause.”
(f)    “Change in Control” has the meaning ascribed to it in Section 4.2.
(g)    “Code” means the Internal Revenue Code of 1986.
(h)    “Committee” means the Committee acting under Article 5, and in the event a Committee is not currently appointed, the Board.
(i)    “Company” means First Business Financial Services, Inc. a Wisconsin corporation.
(j)    “Director Participant” means a Participant who is a member of the Board or the board of directors of a Subsidiary that is not otherwise an employee of the Company or a Subsidiary.
(k)    “Disability” means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering the Company’s or a Subsidiary’s employees.
(l)    “Effective Date” has the meaning ascribed to it in Section 1.1.
(m)    “Exchange Act” means the Securities Exchange Act of 1934.
(n)    “Fair Market Value” means, as of any date, the officially-quoted closing selling price of the Shares on such date on the principal national securities exchange on which Shares are listed or admitted to trading or, if there have been no sales with respect to Shares on such date, or if the Shares are not so listed or admitted to trading, the Fair Market Value shall be the value established by the Committee in good faith and, to the extent required, in accordance with Code Section 409A and Code Section 422.

(o)    “Form S-8” means a Registration Statement on Form S-8 promulgated by the U.S. Securities and Exchange Commission or any successor form thereto.
(p)    If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for “good reason” (or the like), then, for purposes of the Plan, the term “Good Reason” has the meaning set forth in such agreement; and in the absence of such a definition, “Good Reason” means the occurrence of any one of the following events, unless the Participant agrees in writing that such event shall not constitute Good Reason:
(i)    A material, adverse change in the nature, scope or status of the Participant’s position, authorities or duties from those in effect immediately prior to the applicable Change in Control;
(ii)    A material reduction in the Participant’s aggregate compensation or benefits in effect immediately prior to the applicable Change in Control; or
(iii)    Relocation of the Participant’s primary place of employment of more than 50 miles from the Participant’s primary place of employment immediately prior to the applicable Change in Control, or a requirement that the Participant engage in travel that is materially greater than prior to the applicable Change in Control.
            Notwithstanding any provision of this definition to the contrary, prior to the Participant’s Termination of Service for Good Reason, the Participant must give the Company written notice of the existence of any condition set forth in clause (i) – (iii) immediately above within 90 days of its initial existence and the Company shall have 30 days from the date of such notice in which to cure the condition giving rise to Good Reason, if curable. If, during such 30-day period, the Company cures the condition giving rise to Good Reason, the condition shall not constitute Good Reason. Further notwithstanding any provision of this definition to the contrary, in order to constitute a termination for Good Reason, such termination must occur within 12 months of the initial existence of the applicable condition.
(q)    “ISO” means a stock option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b).
(r)    “Participant” has the meaning ascribed to it in Section 1.2.
(s)    “Plan” means the First Business Financial Services, Inc. 2019 Equity Incentive Plan.
(t)    “Policy” has the meaning ascribed to it in Section 7.16.
(u)    “Prior Plan” means the First Business Financial Services, Inc. 2012 Equity Incentive Plan.
(v)    “SAR” has the meaning ascribed to it in Section 2.1(b).
(w)    “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.
(x)    “Securities Act” means the Securities Act of 1933.
(y)    “Share” means a share of the common stock of the Company, no par value per share.

(z)    “Shareholders” means the shareholders of the Company.
(aa)    “Subsidiary” means any corporation or other entity that would be a “subsidiary corporation” as defined in Code Section 424(f) with respect to the Company.
(bb)    “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an employee and director of, and service provider to, the Company and each Subsidiary, regardless of the reason for such cessation, subject to the following:
(i)    The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii)    The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.
(iii)    If, as a result of a sale or other transaction, the Subsidiary for whom the Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an employee or director of, or service provider to, the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.
(iv)    A service provider, other than an employee or director, whose services to the Company or a Subsidiary are governed by a written agreement with such service provider shall cease to be a service provider at the time the provision of services under such written agreement ends (without renewal); and such a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider shall cease to be a service provider on the date that is 90 days after the date the service provider last provides services requested by the Company or a Subsidiary.
(v)    Notwithstanding the foregoing, in the event that any Award constitutes deferred compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “separation from service” as defined under Code Section 409A.
(cc)    “Voting Securities” means any securities that ordinarily possess the power to vote in the election of directors without the happening of any precondition or contingency.

Sign up for electronic delivery at www.envisionreports.com/FBIZ Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside designated areas. 2022 First Business Financial Services, Inc. Annual Meeting Proxy Card 123456789012345 If voting by mail, sign, detach and return the bottom portion in the enclosed envelope. Proposals - The Board of Directors recommend a vote “ THE ENCLOSED ENVELOPE. First Business Financial Services, Inc. Notice of 2022 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — April 29, 2022 The undersigned appoints Lynn Ann Arians and Corey A. Chambas, and each or either of them, proxies of the undersigned, with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of First Business Financial Services, Inc. (“the Company”) held of record by the undersigned at the close of business on February 25, 2022 at the Annual Meeting of Shareholders of the Company to be held on April 29, 2022 or any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote “FOR” all the nominees listed in proposal one and “FOR” proposals two, three, and four. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Non-Voting Items Change of Address - please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Me

First Business Bank

VOTE

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1234 5678 9012 345

1. Election of four Class I Director Nominees:

	For	Withhold		For	Withhold
01 - Carla C. Chavarria	☐	☐	02 - Ralph R. Kauten	☐	☐
03 - Gerald L. Kilcoyne	☐	☐	04 - Daniel P. Olszewski	☐	☐

To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Company is not currently aware of any such business.

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The 2023 Annual Meeting of Shareholders of First Business Financial Services, Inc. will be held on Friday, April 28, 2023 at 10:00 am CDT, virtually via the Internet at meetnow.global/MWCFNK4.

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First Business Financial Services, Inc.

Notice of 2023 Annual Meeting of Shareholders

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